As filed with the Securities and Exchange Commission on April 30, 2002.

-------------------------------------------------------------------------------

                                                             File Nos. 033-48137
                                                                       811-06691

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO.  14 /X/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO.  16 /X/

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               MARK A. PARSONS, ESQUIRE
                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                900 COTTAGE GROVE ROAD
                           HARTFORD, CONNECTICUT  06152-2215
                                  860/726-6000
                (Name and Complete Address of Agent for Service)

COPIES TO:

JOSEPH P. RATH                            JOANNE DERRIG
BRICKER & ECKLER LLP                      ALFS, INC.
100 SOUTH THIRD STREET                    3100 SANDERS RD, J5B
COLUMBUS, OHIO 43215                      NORTHBROOK, ILLINOIS 60062

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 2002 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(1) of Rule 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Units of Interest in the CG Variable Annuity Separate Account under Deferred Variable Annuity Contracts.

                           Prospectus dated May 1, 2002

                       AIM/CIGNA HERITAGE VARIABLE ANNUITY

                                    ISSUED BY

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                    THROUGH

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT


MAILING ADDRESS:                   FOR NEW YORK CUSTOMERS ONLY
CUSTOMER SERVICE CENTER            MAILING ADDRESS:
P.O. BOX 94039                     CUSTOMER SERVICE CENTER
PALATINE, IL 60094-4039            P.O. BOX 94038
TELEPHONE: 800-776-6978            PALATINE, IL 60094-4038
FAX: 847-402-9543                  TELEPHONE: 800-692-4682
                                   FAX: 847-402-4361


This Prospectus describes the Aim/Cigna Heritage Variable Annuity, an individual and group flexible payment deferred variable annuity contract (the "Contract"). We are no longer offering the Contract for new sales. If you already own a Contract, you may continue to make additional premium payments.

This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

If you would like more information about the Aim/Cigna Heritage Variable Annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2002. Please call, or write to us, at the numbers shown above.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

Please note that the Contract and the Portfolios:

.. Are not bank deposits

.. Are not federally insured

.. Are not endorsed by any bank or government agency

.. Are not guaranteed to achieve their investment goals

.. Involve risks, including possible loss of premiums.

This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds. You should read it before you invest and retain it for future reference. All Portfolios may not be available. Please call your Financial Advisor or the Customer Service Center to check availability.

You may direct your premium payments, as well as any money accumulated in your Contract, into the variable sub-accounts of the CG Variable Annuity Separate Account (the "Variable Account") and/or the fixed account with guaranteed interest periods.

The Variable Account is divided into 18 variable sub-accounts. Each variable sub- account invests exclusively in one Portfolio of the AIM Variable
 Insurance Funds. You may choose to invest in any of the following 18
Portfolios:

.. AIM V.I. Aggressive Growth Fund

.. AIM V.I. Balanced Fund

.. AIM V.I. Basic Value Fund

.. AIM V.I. Blue Chip Fund

.. AIM V.I. Capital Appreciation Fund

.. AIM V.I. Capital Development Fund

.. AIM V.I. Core Equity Fund *

.. AIM V.I. Dent Demographic Trends Fund

.. AIM V.I. Diversified Income Fund

.. AIM V.I. Global Utilities Fund

.. AIM V.I. Government Securities Fund

.. AIM V.I. Growth Fund

.. AIM V.I. High Yield Fund

.. AIM V.I. International Growth Fund**

.. AIM V.I. Mid Cap Core Equity Fund***

.. AIM V.I. Money Market Fund

.. AIM V.I. New Technology Fund

.. AIM V.I Premier Equity Fund****

*Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and
   Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

**Effective May 1, 2002, the Fund changed its name from AIM V.I. International
   Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

***Effective May 1, 2002, the Fund changed its name from AIM V.I. Mid Cap Equity
   Fund to AIM V.I. Mid Cap Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund. Your investments in the variable sub-accounts are not guaranteed and will vary in value with the investment performance of the Portfolios you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

We will credit the money you direct to the fixed sub-accounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as principal is guaranteed as long as you keep it in the fixed sub-accounts until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
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                                 PAGE
--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
     Overview
--------------------------------------------------------------------------------
     Premium Payments
--------------------------------------------------------------------------------
     The Fixed Account
--------------------------------------------------------------------------------
     The Variable Account
--------------------------------------------------------------------------------
     Transfers
--------------------------------------------------------------------------------
     Cash Withdrawal
--------------------------------------------------------------------------------
     Free Partial Withdrawals
--------------------------------------------------------------------------------
     Annuity Payments
--------------------------------------------------------------------------------
     Death Benefit
--------------------------------------------------------------------------------
     Additional Features
--------------------------------------------------------------------------------
     Expenses
--------------------------------------------------------------------------------
     Owner Inquiries
--------------------------------------------------------------------------------
EXPENSE TABLE
--------------------------------------------------------------------------------
THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUND
--------------------------------------------------------------------------------
  The Company
--------------------------------------------------------------------------------
  The Administrator
--------------------------------------------------------------------------------
  The Fixed Account
--------------------------------------------------------------------------------
  The Variable Account
--------------------------------------------------------------------------------
  The Fund and the Portfolios
--------------------------------------------------------------------------------
PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
  Premium Payments
--------------------------------------------------------------------------------
  Your Annuity Account
--------------------------------------------------------------------------------
  Allocating Your Premium Payments
--------------------------------------------------------------------------------
  Fixed Accumulation Value
--------------------------------------------------------------------------------
  Guaranteed Periods
--------------------------------------------------------------------------------
  Guaranteed Interest Rates
--------------------------------------------------------------------------------
  Variable Accumulation Value
--------------------------------------------------------------------------------
  Variable Accumulation Units
--------------------------------------------------------------------------------
  Variable Accumulation Unit Value
--------------------------------------------------------------------------------
OPTIONAL FEATURES
--------------------------------------------------------------------------------
  Dollar Cost Averaging
--------------------------------------------------------------------------------
  Automatic Rebalancing
--------------------------------------------------------------------------------
TRANSFER PRIVILEGE
--------------------------------------------------------------------------------
  Transfers During the Accumulation Period
--------------------------------------------------------------------------------
  Transfers During the Annuity Period
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
  Cash Withdrawals
--------------------------------------------------------------------------------
  Minimum Value Requirement
--------------------------------------------------------------------------------
DEATH BENEFITS
--------------------------------------------------------------------------------
  Election and Effective Date of Election
--------------------------------------------------------------------------------
  Payments of Death Benefit
--------------------------------------------------------------------------------
  Spousal Continuation
--------------------------------------------------------------------------------
  Amount of Death Benefit
--------------------------------------------------------------------------------
SURRENDER OF THE CONTRACTS
--------------------------------------------------------------------------------
ANNUITY PROVISIONS
--------------------------------------------------------------------------------
  Annuity Date
--------------------------------------------------------------------------------
  Election - Change of Annuity Option
--------------------------------------------------------------------------------
  Annuity Option
--------------------------------------------------------------------------------
  Fixed Annuity Payments
--------------------------------------------------------------------------------
  Variable Annuity Payments
--------------------------------------------------------------------------------
FIXED ANNUITY OPTIONS
--------------------------------------------------------------------------------
  Life Annuity Option
--------------------------------------------------------------------------------
  Life Annuity with Certain Period Option
--------------------------------------------------------------------------------
  Cash Refund Life Annuity Option
--------------------------------------------------------------------------------
  Annuity Certain Option
--------------------------------------------------------------------------------
VARIABLE ANNUITY OPTIONS
--------------------------------------------------------------------------------
  Variable Life Annuity Option
--------------------------------------------------------------------------------
  Variable Life Annuity with Certain Period Option
--------------------------------------------------------------------------------
  Variable Annuity Certain Option
--------------------------------------------------------------------------------
  Additional Annuity Options
--------------------------------------------------------------------------------
  Determination of Annuity Payments
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
  Withdrawal Charges
--------------------------------------------------------------------------------
  Free Partial Withdrawal
--------------------------------------------------------------------------------
  Annuity Account Fee
--------------------------------------------------------------------------------
  Administrative Fee
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Charge for Mortality and Expense Risks
--------------------------------------------------------------------------------
  Market Value Adjustment
--------------------------------------------------------------------------------
OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------
  Deferral of Payment
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  Designation and Change of Beneficiary
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  Exercise of Contract Rights
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  Transfer of Ownership
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  Death of Owner
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  Voting Fund Shares
--------------------------------------------------------------------------------
  Adding, Deleting or Substituting Investments
--------------------------------------------------------------------------------
  Change in Operation of the Variable Account
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  Modifying the Contract
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  Periodic Reports
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FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
  Taxation of Qualified Contracts
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  Section 403(b) Annuities
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DISTRIBUTION OF THE CONTRACTS

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HISTORICAL PERFORMANCE DATA
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CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------


ACCOUNT VALUE             The total value in your Contract. It is equal to the
                          value you have in the Variable Account plus your
                          value in the fixed account.
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ACCUMULATION PERIOD       The time from the date we issue the Contract until
                          the earliest of: (i) the Annuity Date; (ii) the date
                          on which we pay the death benefit; or (iii) the date
                          on which you surrender or annuitize the Contract.
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ANNUITANT                 The person or persons you identify on whose life we
                          will make the first annuity payment.
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ANNUITY  ACCOUNT          An account we  establish  for you to which we credit
                          all your premium  payments,  net investment gains and
                          interest,  and from which we deduct charges and
                          investment losses.
-------------------------------------------------------------------------------
ANNUITY DATE              The date on which we begin to pay annuity payments to
                          you.
-------------------------------------------------------------------------------
ANNUITY OPTION            The method by which we make annuity payments to you.
-------------------------------------------------------------------------------
BENEFICIARY               The person or entity having the right to receive the
                          death benefit set forth in the Contract.
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BUSINESS DAY              Every day on which the New York Stock Exchange
                          ("NYSE") is open for business. It is also called a
                          "VALUATION DATE."
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CERTIFICATE               (For Group Contract only) The document which confirms
                          your coverage under the Contract.
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CONTRACT YEARS AND        12-month periods we measure from the Date of Issue.
CONTRACT ANNIVERSARIES
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DATE OF ISSUE             The date on which the Contract became effective.
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DUE PROOF OF DEATH        Any proof of death we find  satisfactory,  for
                          example,  an original  certified  copy  of an
                           official  death  certificate  or  an  original
                          certified  copy of a  decree  of a court  of
                          competent  jurisdiction  as to the finding of death.
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FIXED ACCOUNT             Allocation options under the Contract, other than the
                          Variable Account, that provide a guarantee of
                          principal and minimum interest. Fixed account assets
                          are our general assets.
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FUND                      AIM Variable Insurance Funds.
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GUARANTEED  PERIOD        That portion of your account value that you allocate
AMOUNT                    to a specific  guaranteed  period with a specified
                           expiration date. It includes any interest we credit
                          to that amount.
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GUARANTEED INTEREST RATE  The interest rate we credit on a compound annual basis during a guaranteed period.
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GUARANTEED PERIOD         The period for which we credit a guaranteed interest
                          rate to any amounts which you allocate to a fixed
                          sub-account. In most states, you may elect a period
                          from one to ten years.
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INDEX RATE                An index rate based on the Treasury Constant Maturity
                          Series published by the Federal Reserve Board.
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IN  WRITING               A written  form that we find  satisfactory  and we
                           receive at our Customer Service Center.
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MARKET  VALUE             An  amount  we  add  to  or  subtract  from  certain
 ADJUSTMENT               transactions  involving  your interest in the fixed
                           account.  The amount of the adjustment reflects the
                          impact of changing interest rates.
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NON-QUALIFIED  CONTRACT   A Contract used in connection  with a retirement
                           plan which does not receive favorable federal income
                          tax treatment.
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OWNER, YOU, OR YOUR       The persons entitled to the ownership rights stated
                          in the Contract. The Certificate Owner under a group
                          contract.
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PAYEE                     A person who receives payments under the Contract.
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PORTFOLIO                 An underlying mutual fund in which a variable
                          sub-account invests. Each Portfolio is a separate
                          investment series of the Fund which is an investment
                          company registered with the SEC.
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PREMIUM PAYMENT           Any amount you pay to us as consideration for the
                          benefits the Contract provides.
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QUALIFIED  CONTRACT       A Contract used in connection with a retirement plan
                          which receives favorable federal income tax treatment
                          under Sections 401, 403, 408, or 457 of the Internal
                          Revenue Code ("CODE").
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SEVEN YEAR  ANNIVERSARY   The seventh  Contract  Anniversary and each
                          succeeding Contract  Anniversary  occurring  at any
                          seven  year  interval  thereafter,  for example, the
                          14th, 21st and 28th Contract Anniversaries.
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SUB-ACCOUNT               That  portion  of the fixed  account  associated
                           with a  specific guaranteed period and guaranteed
                           interest rate and each portion of the Variable
                          Account which invests in a specific Portfolio of the
                          Fund.
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SURRENDER                 When you elect to end your Contract and receive your
                          account value in a lump sum  payment.  Your  account
                           value  will be  reduced  by any  applicable
                          withdrawal charges, contract fees, or premium taxes,
                          and may be either increased or reduced by any market
                          value adjustment that we apply.
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VALUATION DATE            Every day on which the New York Stock Exchange
                          ("NYSE") is open for business.
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VALUATION  PERIOD         The period of time over which we determine the change
                          in the value of the variable sub-accounts in order to
                          price Variable Accumulation Units and Annuity Units.
                           Each Valuation  Period begins at the close of normal
                          trading on the NYSE (usually 4:00 p.m.  Eastern time)
                          on each Valuation Date and ends at the close of the
                          NYSE on the next Valuation Date. A Valuation Period
                          may be more than one day.
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VARIABLE ACCOUNT          A separate account divided into variable
                          sub-accounts. Each sub-account invests exclusively in
                          shares of a specific Portfolio of the AIM Variable
                          Insurance Funds. The assets in the Variable Account
                          are owned by Connecticut General Life Insurance
                          Company.
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VARIABLE ACCUMULATION     A unit of measure we use to calculate the value of
UNIT                      the variable sub-accounts.
-------------------------------------------------------------------------------
WE, US, OUR OR CG LIFE    Connecticut General Life Insurance Company. Our Home
                          Office is located at 900 Cottage Grove Road,
                          Bloomfield, CT.
-------------------------------------------------------------------------------

The following special terms are used throughout the Prospectus

The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract



TERMS USED IN THIS PROSPECTUS      CORRESPONDING TERM USED IN THE CONTRACT
-----------------------------      -----------------------------
Account value                      Annuity Account Value
Annuity Option                     Income Payments
Fixed sub-account                  Fixed Account Sub-Account
Variable sub-account               Variable Account Sub-Account


SUMMARY
--------------------------------------------------------------------------------



This summary provides only a brief overview of the more important features of the Contract. The Contract is more fully described in the rest of this prospectus. Please read the entire Prospectus carefully.


OVERVIEW
We designed the Aim/Cigna Heritage variable annuity contract as a way for you to invest on a tax-deferred basis in the sub-accounts of the Variable Account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be used in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code.

We are no longer offering the Contract for sale. If you already own a Contract, you may continue to make additional premium payments.

The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally taxed as income when you take them out of the Contract. The income phase occurs when you begin receiving regular annuity payments from your Contract on the Annuity Date. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the income phase.


PREMIUM PAYMENTS
Additional payments you direct into a guaranteed period of the fixed account must be at least $500. The minimum payment you can place in a variable sub-account is $100. We must approve any premium payment greater than $1,000,000.


THE FIXED ACCOUNT
You may direct your premium payments into any of the sub-accounts available in the fixed account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

Each fixed sub-account guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the sub-account for the length of the guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed sub-account before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease your contract value. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the fixed account, regardless of any effects of the Market Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.


THE VARIABLE ACCOUNT
The Variable Account is divided into sub-accounts. Each variable sub-account uses its assets to purchase, at net asset value, shares of a specific Portfolio of the AIM Variable Insurance Funds. You may invest in any of the following 18 Portfolios of the Fund through this Contract:

.. AIM V.I. Aggressive Growth Fund

.. AIM V.I. Balanced Fund

.. AIM V.I. Basic Value Fund

.. AIM V.I. Blue Chip Fund

.. AIM V.I. Capital Appreciation Fund

.. AIM V.I. Capital Development Fund

.. AIM V.I. Core Equity Fund

.. AIM V.I. Dent Demographic Trends Fund

.. AIM V.I. Diversified Income Fund

.. AIM V.I. Global Utilities Fund

.. AIM V.I. Government Securities Fund

.. AIM V.I. Growth Fund

.. AIM V.I. High Yield Fund

.. AIM V.I. International Growth Fund

.. AIM V.I. Mid Cap Core Equity Fund

.. AIM V.I. Money Market Fund AIM V.I. New Technology Fund**

.. AIM V.I Premier Equity Fund

Depending on market conditions, you can earn or lose the money you invest in any of the Portfolios through the variable sub-accounts. We reserve the right to offer other investment choices in the future. All Portfolios may not be available in all states. Please call to determine whether a particular Portfolio is available.


TRANSFERS
You may transfer money among the fixed and variable sub-accounts before the Annuity Date. All transfers are subject to the following conditions:

.. transfers from any variable or fixed sub-account must be at least $100;

.. transfers to a fixed sub-account must be at least $500; an

.. if your account value remaining in a fixed  sub-account is less than $500 or less than $50 in a variable sub-account, then the entire account value within the sub-account must be transferred.

In addition, we may restrict the number and dollar amount of transfers from a fixed sub-account. We will subject transfers from a fixed sub-account to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed sub-account. After the Annuity Date, we may permit transfers among the variable sub-accounts subject to certain conditions.


CASH WITHDRAWALS
At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

FREE PARTIAL WITHDRAWALS

Each Contract Year you may withdraw up to 15% of the total amount of the premium payments you have paid without paying a withdrawal charge.


ANNUITY PAYMENTS
The Contract allows you to receive income under one of 7 annuity payment options. You may choose from fixed payments options, variable payment options, or a combination of both. Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract application.

If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Portfolios in which you invest at that time. If you choose to have any portion of your annuity payments come from the fixed account, the payment amount will be fixed and guaranteed by us.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


DEATH BENEFIT
If the Owner dies before the Annuity Date, The Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If the deceased Owner (or any Annuitant if an Owner is a non-natural person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. If there is no designated Beneficiary living on the date of death of the Owner, CG Life will pay the Death Benefit upon receipt of due proof of the death of both the owner and the designated Beneficiary in one sum to the estate of the
 Owner. The death benefit we will pay before the Annuity Date generally equals the greatest of:

.. the account value on the date we deem the death benefit election to be effective;

.. the sum of all premium payments under the Contract, minus all partial withdrawals;

.. your account value on the Seven Year Anniversary  immediately  preceding the date on which the death benefit election is deemed  effective,  adjusted for any subsequent premium payments, partial withdrawals and applicable charges;

.. the amount that would have been paid if a full surrender occurred during the day when the death benefit election is deemed effective, including any applicable withdrawal charges and Market Value Adjustment; and

.. the Maximum Anniversary Value, adjusted for any subsequent premium payments and partial withdrawals.


ADDITIONAL FEATURES


ENHANCED DOLLAR COST AVERAGING

You can arrange to have money automatically transferred monthly from any of the variable sub-accounts or the One-Year fixed sub-account to your choice of variable and fixed sub-accounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

AUTOMATIC REBALANCING

We will, upon your request, automatically transfer amounts among the variable sub-accounts on a regular basis to maintain a desired allocation of your Account Value among the variable sub-accounts.


EXPENSES


CONTINGENT DEFERRED SALES CHARGE

We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on that amount of premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the fixed account by the withdrawal charges and by any applicable Market Value Adjustment. Withdrawal charges may be waived in certain cases.

MARKET VALUE ADJUSTMENT

A cash withdrawal or transfer from a fixed sub-account during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the fixed account unless the transfer is made at the end of a guaranteed period.

A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment. The Market Value Adjustment may be waived in certain cases.

ANNUITY ACCOUNT FEE

During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.

ADMINISTRATIVE FEE

On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets you have in the Variable Account. We deduct this fee to cover our administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE

On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.

TAXES

Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.



FUND CHARGES

Each Portfolio incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Portfolio charges and expenses are indirectly passed on to you.

OWNER INQUIRIES

Please direct any questions or requests for additional information to:

  Customer Service Center:

          P.O. Box 94039 Palatine, IL 60094-4039

          Tel: 800-776-6978 Fax: 847-402-9543



  For New York Customers Only:

          Customer Service Center

          P.O. Box 94038 Palatine, IL 60094-4038

        Tel: 800-692-4682 Fax: 847-402-4361Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.

EXPENSE TABLE
--------------------------------------------------------------------------------



The following Expense Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult the Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.


 Sales Load on Purchases                                           0%
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge on Withdrawals (as a                7.0%
percentage of  your premium payment)(/1/)
-------------------------------------------------------------------------------
Transfer Fee                                                        $0
-------------------------------------------------------------------------------
Annual Annuity Account Fee(/2/)                              $35 per contract
-------------------------------------------------------------------------------
Variable Account Annual Expenses (as a percentage of
average Variable
 Account assets)
-------------------------------------------------------------------------------
Mortality and Expense Risk Fee                                    1.25%


-------------------------------------------------------------------------------
Administrative Fee                                                0.10%
-------------------------------------------------------------------------------
Total Separate Account Annual Expenses                            1.35%
-------------------------------------------------------------------------------

OWNER TRANSACTIONS EXPENSES


(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn  all premium  payments.  The  withdrawal  charge on the
remaining     portion is equal to a  percentage  of the premium  payment you
 withdraw and     ranges  from  7% to 0%,  depending  upon  the  length  of time
 between  our     acceptance of the premium payment you are  withdrawing and
your  withdrawal.     After we hold the premium  payment for seven years,  you
may  withdraw  that     premium payment without a withdrawal charge.



(2) We waive the Annuity Account Fee for account values of $100,000 or more as of the date on which we deduct the charge.

AIM   VARIABLE INSURANCE FUNDS ANNUAL EXPENSES

(as a percentage of Portfolio average daily net assets after fee waivers and reimbursements)(1)



FUND ANNUAL EXPENSES

(After Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets)(1)




Fund                    Management Fees  Total Annual Other Expenses   Fund Expenses
-------------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE          0.80%                  0.41%                  1.21%
 GROWTH FUND
-------------------------------------------------------------------------------------
AIM V.I. BALANCED FUND       0.75%                  0.37%                  1.12%
-------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE         0.73%                  0.57%                  1.30%
 FUND(2)
-------------------------------------------------------------------------------------
AIM V.I. BLUE CHIP           0.75%                  0.51%                  1.26%
 FUND
-------------------------------------------------------------------------------------
AIM V.I. CAPITAL             0.61%                  0.24%                  0.85%
 APPRECIATION FUND
-------------------------------------------------------------------------------------
AIM V.I.  CAPITAL            0.75%                  0.41%                  1.16%
 DEVELOPMENT FUND
-------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY         0.61%                  0.21%                  0.82%
 FUND (3)
-------------------------------------------------------------------------------------
AIM V.I. DENT
 DEMOGRAPHIC TRENDS          0.85%                  0.59%                  1.44%
 FUND (4,5)
-------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED         0.60%                  0.33%                  0.93%
 INCOME FUND
-------------------------------------------------------------------------------------
AIM V.I. GLOBAL              0.65%                  0.42%                  1.07%
 UTILITIES FUND
-------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT          0.50%                  0.58%                  1.08%
 SECURITIES FUND
-------------------------------------------------------------------------------------
AIM V.I. GROWTH FUND         0.62%                  0.26%                  0.88%
-------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD          0.63%                  0.66%                  1.29%
 FUND
-------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL       0.73%                  0.32%                  1.05%
 GROWTH FUND (3)
-------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE        0.73%                  0.57%                  1.30%
 EQUITY FUND (2,3)
-------------------------------------------------------------------------------------
AIM V.I. MONEY MARKET        0.40%                  0.24%                  0.64%
 FUND
-------------------------------------------------------------------------------------
AIM V.I. NEW                 1.00%                  0.49%                  1.49%
 TECHNOLOGY FUND (4,6)
-------------------------------------------------------------------------------------
AIM V.I. PREMIER             0.60%                  0.25%                  0.85%
 EQUITY FUND (3)
-------------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the Table are for the year ended December 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Figures shown in the table are for the current year and are expressed as a percentage of Fund average daily net assets..

(3) Effective May 1, 2002 the following Funds changed names from AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund, AIM V.I. Mid Cap Equity Fund and AIM V.I. Value Fund to AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund, respectively.

(4) Before fee waivers and restated to reflect current fees. The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Expenses (excluding Rule 12b-1 Pan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.

(5) After fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Annual Fund Expenses for the AIM V.I. Dent Demographic Trends Fund were 0.71%, 0.59% and 1.30%, respectively.

(6) After fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Annual Fund Expenses for the AIM V.I. New Technology Fund were 0.81%, 0.49% and 1.30%, respectively.

EXAMPLES

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all premium payments are allocated to the Variable Account):

1. If the Contract is surrendered at the end of the applicable time period:
Variable Sub-Accounts


                                              1 Year  3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE GROWTH FUND                $100    $157    $206     $333
-------------------------------------------------------------------------------
AIM V.I. BALANCED FUND                         $ 99    $154    $201     $325
-------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND                      $101    $159    $210     $342
-------------------------------------------------------------------------------
AIM V.I. BLUE CHIP FUND                        $100    $158    $208     $338
-------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND             $ 96    $146    $188     $298
-------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND              $ 99    $155    $203     $329
-------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND                      $ 96    $145    $187     $295
-------------------------------------------------------------------------------
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND          $102    $163    $217     $355
-------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME FUND               $ 97    $149    $192     $306
-------------------------------------------------------------------------------
AIM V.I. GLOBAL UTILITIES FUND                 $ 99    $153    $199     $320
-------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES FUND            $ 99    $153    $199     $321
-------------------------------------------------------------------------------
AIM V.I. GROWTH FUND                           $ 97    $147    $190     $301
-------------------------------------------------------------------------------
AIM V.I. HIGH YIELD FUND                       $101    $159    $209     $341
-------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND             $ 98    $152    $198     $318
-------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND              $101    $159    $210     $342
-------------------------------------------------------------------------------
AIM V.I. MONEY MARKET FUND                     $ 94    $140    $178     $277
-------------------------------------------------------------------------------
AIM V.I. NEW TECHNOLOGY FUND                   $103    $165    $219     $360
-------------------------------------------------------------------------------
AIM V.I. PREMIER EQUITY FUND                   $ 96    $146    $188     $298
-------------------------------------------------------------------------------



2. If the Contract is not surrendered or if it is annuitized


                                              1 Year  3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE GROWTH FUND                $31     $ 94    $159     $333
-------------------------------------------------------------------------------
AIM V.I. BALANCED FUND                         $30     $ 91    $154     $325
-------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND                      $32     $ 96    $163     $342
-------------------------------------------------------------------------------
AIM V.I. BLUE CHIP FUND                        $31     $ 95    $161     $338
-------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND             $27     $ 83    $141     $298
-------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND              $30     $ 92    $156     $329
-------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND                      $27     $ 82    $139     $295
-------------------------------------------------------------------------------
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND          $33     $101    $170     $355
-------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME FUND               $28     $ 85    $145     $306
-------------------------------------------------------------------------------
AIM V.I. GLOBAL UTILITIES FUND                 $29     $ 89    $152     $320
-------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES FUND            $29     $ 90    $152     $321
-------------------------------------------------------------------------------
AIM V.I. GROWTH FUND                           $27     $ 83    $142     $301
-------------------------------------------------------------------------------
AIM V.I. HIGH YIELD FUND                       $31     $ 96    $163     $341
-------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND             $29     $ 89    $151     $318
-------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND              $32     $ 96    $163     $342
-------------------------------------------------------------------------------
AIM V.I. MONEY MARKET FUND                     $25     $ 76    $130     $277
-------------------------------------------------------------------------------
AIM V.I. NEW TECHNOLOGY FUND                   $33     $102    $173     $360
-------------------------------------------------------------------------------
AIM V.I. PREMIER EQUITY FUND                   $27     $ 83    $141     $298
-------------------------------------------------------------------------------

These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Portfolios of the AIM Variable Insurance Funds. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.

These examples reflect the annual $35 Annuity Account Fee as an annual charge of 0.07% of assets, based on an average account value of $50,000.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

Condensed Financial Information is found at the end of this prospectus.

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------


THE COMPANY
Connecticut General Life Insurance Company ("CG Life") is a stock life insurance company incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly owned subsidiaries which are generally engaged in the insurance business.

We are a wholly owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.


THE ADMINISTRATOR
Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the fixed account, and the variable account. Allstate will, among other things, maintain the books and records of the sub-accounts, the variable account, and the fixed account. Allstate will also maintain records of the name, address, contract number, Annuity Account value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.


THE FIXED ACCOUNT
The fixed account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the fixed account nor our general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the fixed account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the fixed account.

The assets in the fixed sub-accounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the fixed account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the fixed account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

You may direct your premium payments, and any portion of your account value, to any available fixed sub-account. Each fixed sub-account credits guaranteed interest rates for a guaranteed interest period. Currently, 10 guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed sub-account, you select the number of years (the guaranteed period) during which you will keep money in that fixed sub-account. You may select one or more fixed sub-accounts at any one time. If you keep your money in the fixed sub-account for the length of the sub-account's guaranteed period, we will credit interest at the rate we specified for that sub- account.

But if you withdraw, or transfer, any money from the sub-account before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed sub-account, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed sub-account plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We reserve the right to defer the payment or transfer of amounts you withdraw from the fixed account for up to six (6) months from the date we receive a proper request for such withdrawal or transfer.


THE VARIABLE ACCOUNT
The Contract permits you to invest in the Portfolios through the variable sub-accounts. Your account value and/or variable annuity payments will reflect the investment performance of the Portfolios in which you invest through the variable sub-accounts. The values of the shares of the Portfolios held by the
Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as the risk that the Fund's management may not make necessary changes in its Portfolios to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or the aggregate amount of annuity payments you receive will equal or exceed the premium payments you make.

We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("LLANY"). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate. Although CG Life was responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate Companies on April 12, 1999.

The Variable Account is registered with the SEC as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

The Variable Account is divided into variable sub-accounts. Each variable sub-account invests exclusively in shares of a specific Portfolio of the Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Portfolios in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Portfolio shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Portfolio shares on an aggregate basis. The Variable Account will be fully invested in Portfolio shares at all times.



The Fund and the Portfolios

AIM Variable Insurance Funds (the "Fund") is an open-end investment management company registered under the Act. Shares of the Portfolios of the Fund are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the Portfolios.

A I M Advisors, Inc. ("AIM"), the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund must report certain potential and existing conflicts of interests to the Fund's Board of Trustees. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the Fund. The Board of Trustees, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, will monitor the Fund to identify any such irreconcilable material conflicts and to determine what action, if any, the Fund, AIM, or its affiliates should take.

You may invest in any of the variable sub-accounts, each of which corresponds to one of the following 18 Portfolios of the Fund:

FUND:                                          INVESTMENT OBJECTIVE:
------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund (2)            Long-term growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund                         Achieve as high a total return as possible, consistent
                                               with preservation of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                      Long-term growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                        Long-term growth of capital with a secondary  objective
                                               of current income

------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund             Growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund              Long-term growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                      Growth of capital with a secondary objective of
                                                current income
------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund          Long-term growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund               High level of current income
------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                 Achieve a high total return
------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities Fund            High level of current income consistent with reasonable
                                               concern for safety of principal
------------------------------------------------------------------------------------------------------
 AIM V.I. Growth Fund                          Growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                       High level of current income
------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund             Long-term growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund              Long-term growth of capital
------------------------------------------------------------------------------------------------------
AIM V.I. Money Market Fund                     As high a level of current income as is consistent with
                                               the preservation of capital and liquidity
------------------------------------------------------------------------------------------------------
 AIM V.I. New Technology Fund                  Long-term growth of capital
------------------------------------------------------------------------------------------------------
 AIM V.I. Premier Equity Fund                  Long-term growth of capital with income as a  secondary
                                               objective.
------------------------------------------------------------------------------------------------------



1. A fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

2. Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

The investment objectives and policies of the Portfolios may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Portfolios.



There is no assurance that any Portfolio will achieve its stated investment objective. Each Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval. A more detailed description of the Fund, the Portfolios, their investment objectives, policies and restrictions and expenses is found in the Fund's Prospectus and SAI. You should read the Fund's Prospectus carefully before you invest.

PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------


PREMIUM PAYMENTS
All premium payments must be paid to us or to our authorized agent. When you apportion your premium payments among the sub-accounts, the minimum you can put into a fixed sub-account is $500; the minimum for a variable sub-account is $100.

We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre- approve any premium payment in excess of $1,000,000.

If we receive any premium payment at our Customer Services Center before the closing time of the New York Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.


YOUR ANNUITY ACCOUNT
Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value.

The Annuity Account shall continue in full force until the earliest of:

.. the Annuity Date;

..  the date we pay all death benefits under the Contract;

.. the date you surrender the Contract; or

.. the date your account value no longer meets the Minimum Value Requirement described below.

Cash withdrawals may cause us to discontinue your Annuity Account.


ALLOCATING YOUR PREMIUM PAYMENTS
We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so in writing. You must make allocations to multiple sub-accounts in whole percentages.

If your allocation instructions would place less than to $500 in a fixed sub-account, we will promptly ask you for further instructions regarding how we should apportion the premium.


FIXED ACCUMULATION VALUE
The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed sub-accounts to which you have allocated money.


GUARANTEE PERIODS
You may allocate your premium payments, or transfer your account value, to any fixed sub-account we offer. Each fixed sub-account will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the sub-account's guaranteed period will affect the rate of interest we credit to the sub-account.

Your money in a fixed sub-account will earn interest at a guaranteed interest rate during the sub-account's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed sub-account for the guaranteed period you select. Amounts you allocate at different times to fixed sub-accounts with the same guaranteed period may have different interest rates. Each fixed sub-account will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

We will notify you in writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring sub-account into a sub-account with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.


GUARANTEED INTEREST RATES
From time to time, we will set current guaranteed interest rates for the guaranteed periods of the fixed account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed sub-account for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the sub-account will be subject to any applicable withdrawal charges, Annuity

Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed sub-account before the end of the guaranteed period.

The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.


VARIABLE ACCUMULATION VALUE
The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

Variable Accumulation Units

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular variable sub-account by the Variable Accumulation Unit Value for the particular sub- account for the Valuation Period during which we receive and accept the premium payment.


VARIABLE ACCUMULATION UNIT  VALUE
We established the initial Variable Accumulation Unit Value for each sub-account at $10. We recalculate the Variable Accumulation Unit Value for each sub-account at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Portfolio in which the sub-account invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.


OPTIONAL FEATURES
--------------------------------------------------------------------------------

You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.


DOLLAR COST AVERAGING
Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any variable sub-account or the One- Year fixed sub-account to one or more variable sub-accounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high.

You may select Dollar Cost Averaging by having at least $1,000 in a variable or One-Year fixed sub-account. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

You must have sufficient value in the variable or One-Year fixed sub-account. We do not permit transfers to or from any fixed sub-account other than the One-Year fixed sub-account under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

Dollar Cost Averaging will terminate when any of the following occurs:

.. the number of designated transfers has been completed;

.. the value of the variable or the One-Year fixed sub-account is insufficient to complete the next transfer;

.. you request  termination  by  telephone  or in writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or

.. you surrender the Contract.

The Dollar Cost Averaging program is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

We do not control the Fund and cannot guarantee that it will accept transfers under the Dollar Cost Averaging program. We reserve the right to discontinue or change this program at any time.

We do not guarantee that the dollar cost averaging program will result in annuity account values which equal or exceed the value of your Premium Payments. The Dollar Cost Averaging program may not achieve its objective. We do not guarantee that the program will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump- sum investment.


AUTO REBALANCING
 Automatic Rebalancing is an option which periodically restores to a pre- determined level the percentage of annuity value allocated to each variable sub-account  (e.g.,  20% Money Market,  50% Growth,  30%  Utilities).
 This pre- determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

If you elect Automatic Rebalancing, all premium payments you allocate to the variable sub-accounts must be subject to Automatic Rebalancing. The fixed sub- account is not available for Automatic Rebalancing.

You may choose to rebalance monthly, quarterly, semi-annually or annually. Once the rebalancing option is activated, any variable sub-account transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that Modifies the net account balance within each variable sub-account may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.

The Automatic Rebalancing program is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.

Transfer Privilege

Transfers During the Accumulation Period

During the Accumulation Period you may transfer all or part of your account value to one or more variable or fixed sub-accounts. Transfers from the fixed sub-accounts are subject to the following conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the sub-account;

.. the amount you transfer to any fixed sub-account must be at least $500;

.. there must be at least $500 remaining in the sub-account after the transfer;
  and

.. transfers may be subject to a Market Value Adjustment.

Amounts you transfer into a fixed sub-account will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

Transfers  from  the  variable   sub-accounts   are  subject  to  the  following
conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the sub-account;

.. the amount you transfer to any variable sub-account must be at least $100; and

.. there must be at least $50 remaining in the sub-account after the transfer.

We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests In writing must be on a form we find acceptable.

Telephone Transfers. We will allow telephone transfers automatically.

We will take the following procedures to confirm that instructions we receive by telephone are genuine.

.. before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;

.. we will record all calls; and

.. we will confirm in  writing all transactions we perform.

We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

A transfer from a fixed sub-account before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a variable sub-account will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.


TRANSFERS DURING THE ANNUITY PERIOD
After the Annuity Date, the Payee receiving variable annuity payments may transfer value among the variable sub-accounts in which the Contract is invested. The request must be In writing. We will exchange the value of the number of Annuity Units from the variable sub-accounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between variable sub-accounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.


ACCESS TO YOUR MONEY
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CASH WITHDRAWALS
During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.

A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:

.. the amount to be withdrawn; and

.. the sub-accounts from which to take the money.

Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the sub-accounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed sub-account you maintain. If such a pro-rata withdrawal reduces the value of any fixed sub-account below $500, or any variable sub-account balance below $50, we will transfer the value of those sub-accounts to that variable sub-account where you maintain the highest value, or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.

All cash withdrawals from any fixed sub-account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the sub-account's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each sub-account. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

We may defer the payment of amounts withdrawn or transferred from the fixed account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

Cash withdrawals from a variable sub-account will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the variable sub-accounts at the end of the Valuation Period during which we receive your cash withdrawal request.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. See "Federal Tax Matters".




MINIMUM VALUE REQUIREMENT
If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed sub-account balance which has a value below $500 and any variable sub-account balance which has a value below $50 to that variable sub-account where you maintain the highest value or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.


DEATH BENEFITS
--------------------------------------------------------------------------------

If the Owner dies before the Annuity Date, The Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.

ELECTION AND EFFECTIVE DATE OF ELECTION

During your lifetime and before the Annuity Date, you may elect in writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

.. to receive the death benefit in the form of a single cash payment within 5 years from your date of death; or

.. to have the death benefit  applied under the Annuity Options (on the Annuity
  Date).

The Beneficiary must make the election to us in writing. Your election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

.. the date we receive the election; or

.. the date we receive due proof of the Owner's death.

If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment. We reserve the right to waive or extend the 60 day limit on a nondiscriminatory basis.

The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Federal Tax Matters" for further discussion.


PAYMENT OF DEATH BENEFIT
If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the Act. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.


SPOUSAL CONTINUATION
If the death benefit is payable to your spouse, your spouse may elect to receive the death benefit or may continue the Contract in the Accumulation Period as if the death had not occurred. If the surviving spouse continues the Contract in the Accumulation Period, the following conditions apply:

.. On the day the Contract is  continued,  the account  value will be the death benefit as determined at the end of the Valuation Period during which we receive due proof of death.

.. The surviving  spouse may make a single  withdrawal of any amount within one year of the date of death  without  incurring a withdrawal  charge or Market
      Value Adjustment.  (This feature may not be available in all states.
   Please     consult with your representative for further information).

.. Prior to the Annuity Date,  the amount of the death benefit of the continued
  Contract will be the greatest of:

  .  The account value on the date we determine the amount of the death benefit;
     or

  . The sum of all premium payments reduced by the sum of all partial withdrawals; or

  . The amount that would have been payable in the event of a full surrender of the Annuity Account on the date the death benefit election is effective or is deemed to become effective.

Other death benefit alternatives in the Contract (including the Maximum Anniversary Value feature described immediately below) will no longer apply if the surviving spouse chooses to continue the Contract.


AMOUNT OF DEATH BENEFIT
We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

.. the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

.. the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

.. your account value on the Seven Year Anniversary  immediately  preceding the date the  death  benefit  election  is  effective  or is  deemed  to  become
      effective,   adjusted  for  any  subsequent  premium  payments  and
   partial     withdrawals and charges;

.. the amount that would have been payable in the event of a full  surrender of the Contract  including  surrender  charges and any applicable  Market Value
      Adjustment on the date the death benefit  election is effective or is
  deemed     to become effective; or

.. the  Maximum   Anniversary   Value  between  the  "Enhanced   Death  Benefit
  Endorsement"  effective  date and the date we calculate  the death  benefit, adjusted  for any  subsequent  premium  payments,  partial  withdrawals
   and     applicable charges.

On each Contract Anniversary, the "Maximum Anniversary Value" is equal to the greater of the account value of the most recently calculated Maximum Anniversary Value. Premium payments will increase the Maximum Anniversary Value dollar for dollar. Partial withdrawals will reduce the Maximum Anniversary Value according to a withdrawal adjustment, described below.

The calculation of the Maximum Anniversary Value will begin on your first Contract Anniversary after the endorsement effective date. Unless the death benefit becomes payable, we will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 75th birthday of the Owner, or five years from the endorsement effective date, whichever is later. After that date, we will recalculate the Maximum Anniversary Value only for premium payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

The withdrawal adjustment is equal to: (i) the withdrawal amount divided by (ii) the account value immediately prior to the withdrawal, with the result multiplied by (iii) the value of the Maximum Anniversary Value immediately prior to the withdrawal.


SURRENDER OF THE CONTRACTS
--------------------------------------------------------------------------------

At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. We may defer the payment of amounts withdrawn from the fixed account for a period not greater than 6 months from the date we receive your written request for such withdrawal. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. See "Federal Tax Matters."


ANNUITY PROVISIONS
--------------------------------------------------------------------------------

Annuity Date

Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract Application or Order to Purchase. You may change this date from time to time by notifying us In writing. We must receive notice of each change at least 45 days before the then current Annuity Date. The new Annuity Date must be a date which is:

.. at least 30 days after the effective date of the change;

.. the first day of a month; and

.. not later than the first day of the first month  following  the  Annuitant's
  90th birthday.

These requirements may be restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

On the Annuity Date, we will cancel your Annuity Account and we will apply the account value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

Since the Contract offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.


ELECTION - CHANGE OF ANNUITY OPTION
During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice in writing of any election or any change of election at least 45 days before the Annuity Date.

If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403, Section 408(c),
Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected Life Annuity with 120 Monthly Payments Certain.

At any time you may request annuitization in writing of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.

ANNUITY OPTIONS
The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each fixed and variable annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/ or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the fixed account will be applied to a fixed annuity.) We will base variable annuity payments on the variable sub-accounts you select, or on how you allocate the account value among the variable sub-accounts.


FIXED ANNUITY PAYMENTS
A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the fixed annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modification").


VARIABLE ANNUITY PAYMENTS
If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the variable sub-accounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the variable sub-account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the variable sub- account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement the amounts determined by multiplying the number of Annuity Units of a particular variable sub-account for the Valuation Period, which ends immediately preceding the due date of each subsequent payment, by the Annuity Unit Value for that sub- account, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408, Section 408(a), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.


FIXED ANNUITY OPTIONS
--------------------------------------------------------------------------------


LIFE ANNUITY OPTIONS
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.


CASH REFUND LIFE ANNITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the

Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of the proceeds we apply under this option over the dollar amount of payments we have already paid.


ANNUITY CERTAIN OPTION
We pay monthly payments for the number of years selected which may be from 5 to 30 years.


VARIABLE ANNUITY OPTIONS
--------------------------------------------------------------------------------


VARIABLE LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.


VARIABLE ANNUITY CERTAIN OPTION
We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is a portion of this present value.


ADDITIONAL ANNUITY OPTION
You may settle any proceeds payable under the Contract, under any other method of settlement including joint and senior settlement options under joint life annuities) we offer at the time of the request.


DETERMINATION OF ANNUITY PAYMENTS
On the Annuity Date, we will apply the adjusted value of the fixed account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

.. the account value at the end of the Valuation Period which ends immediately preceding the Annuity Date;

.. reduced by a proportionate  amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and

.. reduced by any premium or similar taxes.

If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.


EXPENSES
--------------------------------------------------------------------------------

We assess charges under the Contract offered by this Prospectus in three ways:

.. as withdrawal charges (contingent deferred sales charges);

.. as deductions for Contract administration expenses and, if applicable, for premium taxes; and

.. as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.


WITHDRAWAL CHARGES
We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge  (contingent  deferred  sales  charge).  The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover  certain  expenses  relating  to  the  sale  of  the
 Contract   including commissions  paid  to  sales  personnel,  the  costs  of preparation of sales literature, other promotional costs and acquisition expenses.

Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from your Annuity Account (adjusted by any applicable Market Value Adjustment):

Withdrawal     Year Applicable
   Charge
 Percentage
     7%        During 1st Year since premium payment accepted
     6%        During 2nd Year since premium payment accepted
     5%        During 3rd Year since premium payment accepted
     4%        During 4th Year since premium payment accepted
     3%        During 5th Year since premium payment accepted
     2%        During 6th Year since premium payment accepted
     1%        During 7th Year since premium payment accepted
     0%        Thereafter



When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.


FREE PARTIAL WITHDRAWAL
During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In writing. This privilege continues until you withdraw all premium payments you paid to your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments without a withdrawal charge each Contract Year. The amount must be at least $50.

You must specify the sub-accounts from which the amount will be withdrawn. If you do not specify the sub-accounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your sub-accounts.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. See "Federal Tax Matters."


ANNUITY ACCOUNT FEE
On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your sub-accounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually. If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce the account value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you receive during the year. We will not deduct Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your account value is at least $100,000 on the last Valuation Date of that year.


ADMINISTRATIVE FEE
On each Valuation Date, we deduct an Administrative Fee from the assets you have in each variable sub-account to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each sub-account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.




PREMIUM TAXES
We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize account value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.


CHANGE FOR MORTALITY AND EXPENSE RISKS
The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable
Account). If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the fixed account.

We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.




MARKET VALUE ADJUSTMENTS
Any cash withdrawal, surrender or transfer from a fixed sub-account, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge.

The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a fixed sub-account's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed sub-account. It also reflects the time remaining in the fixed sub-account's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

We apply the following formula to compute the Market Value Adjustment:

                                   (1 + A)/N/

                            ------------------

                                     (1 + B) /N/

Where:

A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-
 account's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-
   account's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of the general account assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for the factor. Similarly, if interest rates rise, any negative adjustment will greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment to"B" will be made. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the withdrawal, surrender or transfer occurs.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

Straight line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Market Value Adjustment.

Waiver of Withdrawal Charge and Market Value Adjustment

Pursuant to the "Contract Endorsement for Waiver of Charges," we will waive any withdrawal charge and Market Value Adjustment prior to the Annuity Date if any Owner (or Annuitant, if the Owner is not a natural person):

1) is first confined after the Endorsement Effective Date to a Long Term Care Facility or Hospital for at least 90 consecutive days, confinement is prescribed by a Physician and is Medically Necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 120 days after discharge; or

2) is first diagnosed by a Physician as having a Terminal Illness after the Endorsement Effective Date and we receive a request for a withdrawal and adequate written proof of the diagnosis. We may require a second opinion
  at      our expense by a Physician that we choose.

Please refer to your Contract endorsement for the meaning of, and limitations imposed by, the terms "Hospital," "Long Term Care Facility," "Medically Necessary," "Physician," and "Terminal Illness."

This feature may not be available in all states or there may be state variations. Please consult with your representative or customer service center for further information.


OTHER CONTRACT PROVISIONS
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DEFFERAL OF PAYMENTS
We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any variable sub-account during any period:

.. when the New York Stock Exchange is closed other than customary week-end and holiday closings; or

.. when trading on the New York Stock Exchange is restricted as the SEC determines; or

.. when an emergency exists as a result of which:

        a) disposal of securities held by the Fund is not
                                                              reasonably
practicable; or

    (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or

.. when the SEC may by order permit for the protection of security holders.

We may defer the payment or transfer of amounts you withdraw from any fixed sub-account for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to us by check or draft may be postponed until we determine the check or draft has been honored.


DESIGNATION AND CHANGE OF BENEFICIARY
The Beneficiary designated in your Contract Specifications will remain in effect unless you change it. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation In writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.


EXERCISE OF CONTRACT RIGHTS
The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person. You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until and unless you designate a new Annuitant In writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.


TRANSFER OF OWNERSHIP
The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

You may not transfer ownership of a Qualified Contract except to:

.. the Annuitant;

.. a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code;

.. the employer of the Annuitant  provided that the  Qualified  Contract  after transfer is maintained  under the terms of a retirement plan qualified under
      Section 403(a) of the Code for the benefit of the Annuitant;

.. the trustee of an individual retirement account plan qualified under Section
  408 of the Code for the benefit of the Owner; or

.. as otherwise  permitted from time to time by laws and regulations  governing the retirement or deferred compensation plans for which a Qualified
  Contract     may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. See "Federal Tax Matters".


DEATH OF OWNER
If the Owner dies before the Annuity Date, The Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.

If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.

The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s)of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

If the Payee dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contract.


VOTING FUND SHARES
We will vote Fund shares held by the variable sub-accounts at the Fund's shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular sub-account credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

If you elect a variable annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a variable sub-account by the net asset value per share of the corresponding Fund Portfolio. There are no voting rights associated with the fixed account or a fixed annuity before or after the Annuity Date.

We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders' meeting for them to be considered timely.

Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract funds may be entitled to instruct you as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity
Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of the Fund's shareholders. If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so.

Fund shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.


ADDING, DELETING, AND SUBSTITUTING INVESTMENTS
We do not control the Fund and cannot guarantee that it or any of its Portfolios will be available for investment in the future or that it or any Portfolio will accept premium payments or transfers. In the event the Fund or any Portfolio is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the fixed account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any variable sub-account thereof) or that the Variable Account (or any variable sub-account thereof) may purchase. We may eliminate the shares of any of the Fund's Portfolios and substitute shares of another Portfolio or any other investment vehicle of another open-end, registered investment company if:

.. laws or regulations are changed;

.. shares of the Fund or of a Portfolio are no longer available for investment;
  or

.. we determine that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account.

If any of these events occurs, substitution of any shares attributable to your interest in a variable sub-account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.

We may establish new sub-accounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis we determine. Each additional sub-account will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any sub-account, we will notify you and request a reallocation of the amounts invested in the eliminated sub-account.


CHANGE IN OPERATION OF THE VARIABLE ACCOUNT
At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the Act or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


MODIFYING THE CONTRACT
If we modify the Contract we will give notice to you (or the Payees after the Annuity Date). We may modify the Contract if such modification:

is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

is necessary to attempt to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

.. is necessary to reflect a change in the operation of the Variable Account or its sub-accounts; or

.. provides additional Variable Account and/or fixed accumulation options.

If we modify the Contract, we may make appropriate endorsement in the Contract.

In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification in writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.


PERIODIC REPORTS
At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each variable sub-account, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed sub-accounts. In addition, each person having voting rights in the Variable Account and a Portfolio or Portfolios will receive such reports as may be required by the 1940 Act and the 1933 Act. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.


FEDERAL TAX MATTERS
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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CG Life MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF CONNECTICUT GENERAL
LIFE INSURANCE COMPANY
CG Life is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from CG Life, and its operations form a part of CG Life, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, CG Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, CG Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore CG Life does not intend to make provisions for any such taxes. If CG Life is taxed on investment income or capital gains of the Variable Account, then CG Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the owner is a natural person,

2. the investments of the Variable Account are "adequately diversified"according to Treasury Department regulations, and

3. CG Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.



EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) immediate annuity Contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although CG Life and Allstate do not have control over the Funds or their investments, Allstate expects, and therefore CG Life can expect, the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a Contract Owner will be considered the owner of Variable Account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause a Contract Owner to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the Variable Account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. CG Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date.
 It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death;

if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 591/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 591/2,

2. made as a result of the Contract Owner's death or becoming totally disabled,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 591/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

TAX FREE EXCHANGES UNDER IRC SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-qualified annuity contract. The Contract Owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

 TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-qualified deferred annuity contracts issued by CG Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

CG Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


TAX OF QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.

The Contract may be used with several types of qualified plans. CG Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and distributions that do not conform to specified commencement and minimum distribution rules.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM A QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible

IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from qualified contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 591/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 701/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. Not all income plans offered under this annuity contract satisfy the requirements for minimum distributions. Because these distributions are required under the code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA may not invest in life insurance contracts. However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value.
 The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. Although these regulations may not prohibit all forms of optional death benefits; however, at this time we are not allowing owners of any IRA to select certain death benefits that offer enhanced earnings.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

We reserve the right to limit the availability of the Contract for use with any of the qualified plans listed below.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 591/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 591/2,

2. made as a result of the Contract Owner's death or total disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4. made pursuant to an IRS levy,

5. made for certain medical expenses,

6. made to pay for health insurance premiums while unemployed (only applies for IRAs),

7. made for qualified higher education expenses (only applies for IRAs), and

8. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 591/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. CG Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

4. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, CG Life is required to withhold federal income tax using the wage withholding rates from all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR

SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 591/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where CG

Life is directed to transfer some or all of the contract value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.




DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

Lincoln Financial Distributors, Inc. ("LFD") formerly known as Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc., located at 350 Church Street, Hartford, Connecticut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. LFD may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 8.50% of premium payments.


HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

We may from time to time disclose the current annualized yield of the Money Market variable sub-account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Portfolio or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of one variable accumulation unit of the Money Market variable sub- account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a
Contract that are attributable to the hypothetical account. We may also disclose the effective yield of the Money Market variable sub- account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We may also advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the

Variable Account (except the Money Market variable sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income generated by the variable sub-account over a specific 30-day period. Because the yield is annualized, the yield a variable sub-account generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

We may also advertise or disclose annual average total returns for one or more variable sub-accounts for various periods of time. The standardized total return of a sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the variable sub- account has been in operation for those periods), and a period measured from the date the variable sub-account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market variable sub-account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a variable sub-account and a variable sub-account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

We may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

For additional information regarding how we calculate performance data, please refer to the SAI.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the sixteen sub-accounts available under the Contract for each fiscal year from each sub-account's commencement of operations through December 31, 2001. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995. There are no Accumulation Unit Values to report for the Basic Value and Mid Cap Equity Variable Sub-Accounts, which first became available for investment under the Contract as of October 4, 2001.


                                       ACCUMULATION UNIT VALUE AT END OF YEAR   NUMBER OF ACCUMULATION UNITS AT END OF YEAR
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. AGGRESIVE GROWTH SUB-ACCOUNT
12/31/01                                              $10.321                                      210,443
12/31/00                                              $14.152                                      110,431
12/31/99                                              $ -----                                        -----
AIM V.I. BALANCED SUB-ACCOUNT
12/31/01                                              $10.864                                      239,619
12/31/00                                              $12.434                                       30,689
12/31/99                                              $ -----                                        -----
AIM V.I. BASIC VALUE SUB-ACCOUNT
12/31/01                                              $11.202                                      317,064
AIM V.I. BLUE CHIP SUB-ACCOUNT
12/31/01                                              $ 6.748                                      391,905
12/31/00                                              $ 8.832                                      126,000
12/31/99                                              $ -----                                        -----
 AIM V.I. CAPITAL APPRECIATION
 SUB-ACCOUNT
12/31/01                                              $23.094                                    7,767,145
12/31/00                                              $30.517                                    9,917,533
12/31/99                                              $34.720                                   11,571,957
12/31/98                                              $24.337                                   14,259,245
12/31/97                                              $20.678                                   16,027,198
12/31/96                                              $18.467                                   16,934,302
12/31/95                                              $15.924                                   13,216,713
1/31/95                                               $11.736                                    7,513,807
12/31/94                                              $12.380
AIM V.I CAPITAL DEVELOPMENT
 SUB-ACCOUNT
12/31/01                                              $11.385                                      160,778
12/31/00                                              $12.557                                       55,567
12/31/99                                              $ -----                                        -----
AIM V.I. DENT DEMOGRAPHIC TRENDS
 SUB-ACCOUNT
12/31/01                                              $ 5.304                                      225,643
12/31/00                                              $ 7.897                                      194,934
12/31/99                                              $ -----                                        -----
AIM V.I. DIVERSIFIED INCOME
 SUB-ACCOUNT
12/31/01                                              $13.637                                    2,065,944
12/31/00                                              $13.346                                    2,628,864
12/31/99                                              $13.430                                    3,534,878
----------------------------------------------------------------------------------------------------------------------------
12/31/98                                              $13.885                                    4,464,714
12/31/97                                              $13.588                                    4,695,148
12/31/96                                              $12.591                                    4,290,852
12/31/95                                              $11.585                                    3,747,828
12/31/95                                              $ 9.931                                    2,442,031
1/31/94                                               $10.749
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
12/31/01                                              $17.217                                      529,475
12/31/00                                              $24.218                                      688,344
12/31/99                                              $25.120                                      789,220
12/31/98                                              $19.066                                      850,466
12/31/97                                              $16.591                                      921,883
12/31/96                                              $13.826                                      769,782
12/31/95                                              $12.508                                      571,320
1/31/95                                               $10.235                                      190,264
1/31/94                                               $ -----
AIM V.I. GOVERNMENT SECURITIES
 SUB-ACCOUNT
12/31/01                                              $13.961                                    1,512,166
12/31/00                                              $13.300                                    1,368,557
12/31/99                                              $12.240                                    1,745,100
12/31/98                                              $12.575                                    2,172,332
12/31/97                                              $11.832                                    1,962,036
12/31/96                                              $11.089                                    1,864,171
12/31/95                                              $10.991                                    1,672,986
1/31/95                                               $ 9.775                                    1,214,456
1/31/94                                               $10.260
AIM V.I. GROWTH SUB-ACCOUNT
12/31/01                                              $18.400                                    5,125,987
12/31/00                                              $28.214                                    6,760,943
12/31/99                                              $35.970                                    8,060,152
12/31/98                                              $26.960                                    9,036,202
12/31/97                                              $20.376                                    9,603,064
12/31/96                                              $16.281                                    9,484,547
12/31/95                                              $13.978                                    7,342,011
1/31/95                                               $10.491                                    4,337,355
1/31/94                                               $11,448
AIM V.I. CORE EQUITY SUB-ACCOUNT
12/31/01                                              $21.022                                    4,029,510
12/31/00                                              $27.618                                    5,062,010
12/31/99                                              $32,760                                    6,002,927
12/31/98                                              $24.739                                    6,735,903
12/31/97                                              $19.639                                    7,046,189
12/31/96                                              $15.835                                    5,709,782
12/31/95                                              $13.385                                    2,779,812
1/31/95                                               $10.216                                      622,513
1/31/94                                               $ -----
AIM V.I. HIGH YIELD SUB-ACCOUNT
12/31/01                                              $ 7.453                                      217,985
12/31/00                                              $ 7.953                                       20,047
----------------------------------------------------------------------------------------------------------------------------
12/31/99                                              $ -----                                        -----
AIM V.I. INTERNATIONAL GROWTH
 SUB-ACCOUNT
12/31/01                                              $15.684                                    4,180,583
12/31/00                                              $20.794                                    5,561,441
12/31/99                                              $28.640                                    6,796,498
12/31/98                                              $18.723                                    8,137,165
12/31/97                                              $16.434                                    9,290,316
12/31/96                                              $15.578                                    9,121,429
12/31/95                                              $13,156                                    6,249,610
1/31/95                                               $10.738                                    5,124,627
1/31/94                                               $12.296
AIM V.I. MID CAP CORE EQUITY
 SUB-ACCOUNT
12/31/01                                              $11.359                                      150,681
AIM V.I. MONEY MARKET SUB-ACCOUNT
12/31/01                                              $13.221                                    3,312,539
12/31/00                                              $12.935                                    2,429,069
12/31/99                                              $12.390                                    3,917,971
12/31/98                                              $11.994                                    3,737,115
12/31/97                                              $11.571                                    3,289,515
12/31/96                                              $11.156                                    4,855,567
12/31/95                                              $10.775                                    6,071,486
1/31/95                                               $10.378                                    2,979,228
1/31/94                                               $10.084
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
12/31/01                                              $10.466                                       95,515
12/31/00                                              $20.199                                       28,437
12/31/99                                              $ -----                                        -----
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
12/31/01                                              $26.093                                    9,613,256
12/31/00                                              $30.253                                   12,398,161
12/31/99                                              $35.930                                   15,219,966
12/31/98                                              $28.037                                   17,453,096
12/31/97                                              $21.464                                   18,682,024
12/31/96                                              $17.591                                   18,443,298
12/31/95                                              $15.505                                   16,590,052
1/31/95                                               $11.522                                    9,479,495
1/31/94                                               $11.922
----------------------------------------------------------------------------------------------------------------------------




                                       38


TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



The  following  is the  Table  of  Contents  for  the  Statement  of  Additional
Information:


                                 PAGE

--------------------------------------------------------------------------------
THE CONTRACTS--GENERAL PROVISIONS
--------------------------------------------------------------------------------
  The Contracts
--------------------------------------------------------------------------------
  Loans
--------------------------------------------------------------------------------
  Non-Participating Contracts
--------------------------------------------------------------------------------
  Misstatement of Age
--------------------------------------------------------------------------------
  Assignment
--------------------------------------------------------------------------------
  Evidence of Survival
--------------------------------------------------------------------------------
  Endorsement of Annuity Payments
--------------------------------------------------------------------------------
INVESTMENT EXPERIENCE
--------------------------------------------------------------------------------
VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
SAMPLE CALCULATIONS AND TABLES
--------------------------------------------------------------------------------
  Variable Account Calculations
--------------------------------------------------------------------------------

                                 PAGE

--------------------------------------------------------------------------------
  Fixed Account Calculation--Withdrawal Charge and Market Value
--------------------------------------------------------------------------------
ADJUSTMENT TABLES
--------------------------------------------------------------------------------
  Sample Calculations for Male Age 35 at Issue
--------------------------------------------------------------------------------
STATE REGULATION OF THE COMPANY
--------------------------------------------------------------------------------
ADMINISTRATION
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
CUSTODY OF ASSETS
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
  Money Market Variable Sub-account Yield
--------------------------------------------------------------------------------
  Other Variable Sub-account Yields
--------------------------------------------------------------------------------
  Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Non-Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Portfolio Performance
--------------------------------------------------------------------------------
LEGAL MATTERS
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       Statement of Additional Information

                                     For the

                       AIM/CIGNA Heritage Variable Annuity

                                 Issued through

                      CG Variable Annuity Separate Account

                                   Offered by

                   Connecticut General Life Insurance Company

                                Mailing Address:

                             Customer Service Center
                                 P.O. Box 94039
                             Palatine, IL 60094-4039
                             Telephone: 800-776-6978
                                Fax: 847-402-9543

                           For New York Customers Only
                             Customer Service Center
                                P.O. Box 94038
                             Palatine, IL 60094-4038
                             Telephone: 800-692-4682
                                Fax: 847-402-4361

This Statement of Additional Information ("Statement") supplements the information in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company ("CG Life" or the "Company") through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 2002, by calling or writing to Customer Service Center at the mailing address shown above. Terms used in this Statement have the same meaning as in the Prospectus for the Contracts.

This Statement is not a prospectus. It should be read only in conjunction with the Prospectus for the Contracts and CG Variable Annuity Separate Account.

Except as otherwise noted, this Statement uses the same defined terms as the Prospectus.

                                Dated May 1, 2002



                                    Table of Contents

                                                                            Page

The Contracts -- General Provisions
        The Contracts
        Loans
        Non-Participating Contracts
        Misstatement of Age
        Assignment
        Evidence of Survival
        Endorsement of Annuity Payments
Tax Status of the Contracts
        Diversification Requirements
        Owner Control
        Required Distributions
        Taxation of the Company
Investment Experience
Variable Accumulation Unit Value and Variable Accumulation Value
Net Investment Factor
Sample Calculations and Tables
        Variable Account Calculations
        Fixed Account Calculation-Withdrawal Charge and Market Value Adjustment Tables
        Sample Calculations for Male Age 35 at Issue
State Regulation of the Company
Administration
Distribution of the Contracts
Custody of Assets
Historical Performance Data
        Money Market Variable Sub-account Yield
        Other Variable Sub-account Yields
        Standard Variable Sub-account Total Returns
        Non-Standard Variable Sub-account Total Returns
        Adjusted Historic Portfolio Performance
Legal Matters
Legal Proceedings
Experts
Financial Statements



In order to supplement the description in the Prospectus, the following provides additional information about CG Life and the Contracts which may be of interest to you, the Contract Owner.



                       The Contracts -- General Provisions

The Contracts

A Contract, attached riders, amendments, any application, and any applications, for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

We may change or amend the Contracts, if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or Federal law, rule or regulation.

Loans

The Contracts do not permit loans.

Non-Participating Contracts

The Contracts do not participate or share in our profits or surplus earnings.

Misstatement of Age

If the age of the Annuitant is misstated, then we will adjust the amounts payable by us to those amounts that the Premium Payments would have purchased for the correct age. We will make these adjustments according to our effective rates on the Date of Issue. If we overcharge, then we will charge our next payments succeeding the adjustment, with interest at the rate of 6% per year, compounded annually. We will pay any underpayment in a lump sum.

Assignment

During the lifetime of the Annuitant, you, the Owner, may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but your rights and the rights of any Beneficiary are subject to the terms of the assignments. An assignment will not bind us until the original assignment or a certified copy has been filed at the Customer Service Center. We are not responsible for the validity of the assignment. An assignment may have income tax consequences. You may not assign rights under Qualified Contracts.

Evidence of Survival

We reserve the right to require evidence of the survival of any Payee at the time any payment to that Payee is due under the following Annuity Options: Life Annuity (fixed); Life Annuity with Certain Period (fixed); Cash Refund Life Annuity (fixed); Variable Life Annuity; Variable Life Annuity with Certain Period.

Endorsement of Annuity Payments

Allstate Life Insurance Company and Allstate Life Insurance Company of New York ("Allstate"), the administrator of the Contract, will send each annuity payment by check. The Payee must personally endorse each check. We may require proof of the Annuitant's survival.





                              Investment Experience

On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each variable sub-account. The portion of your Annuity Account Value held in any variable sub-account equals the number of sub-account units allocated to a Contract multiplied by the sub-account accumulation unit value as described below.

Variable Accumulation Unit Value and Variable Accumulation Value

When we receive a Premium Payment we will credit that portion of the Premium Payment to be allocated to the variable sub-accounts to the Variable Account in the form of Variable Accumulation Units. We determine how many Variable Accumulation Units to credit by dividing the dollar amount allocated to a particular sub-account by the Variable Accumulation Unit Value for that particular sub-account during the Valuation Period that we receive the Premium Payment. For the initial Premium Payment, we use the Valuation Period during which we accept the Premium Payment.

The Variable Accumulation Unit Value for each Variable sub-account was established at $10.00 for the first Valuation Period of the particular Variable sub-account. We determine the Variable Accumulation Unit Value for the particular variable sub-account for any subsequent Valuation Period by multiplying the Variable

Accumulation Unit Value for the particular variable sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Sub-account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable sub-account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each variable sub-account credited to the Variable Account for such Valuation Period. The variable accumulation value of each variable sub-account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each variable sub-account by the Variable Accumulation Unit Value of the particular variable sub-account for such Valuation Period.

                              Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a variable sub-account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Valuable Accumulation Unit may increase, decrease, or remain the same.

The Net Investment Factor for any variable sub-account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)  is the net result of:

          (1) the net asset value of a Fund Portfolio share held in the variable sub-account determined as of the end of the Valuation Period, plus


          (2) the per share amount of any dividend or other distribution declared on the Fund portfolio shares held in the variable sub-account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes that we pay or reserve for during the Valuation Period which we determine to be attributable to the operation of the Variable Account Sub-account.

(b) is the net asset value of the Fund portfolio shares held in the variable sub-account determined as of the end of the preceding Valuation Period; and


(c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

                    Sample Calculations and Tables

Variable Account Calculations

     Variable Accumulation Unit Value Calculation. Assume the net asset value of a Fund portfolio share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current total charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).

     Variable Annuity Unit Value Calculation. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 ($13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552).
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

     Variable Annuity Payment Calculation. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular variable sub-account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular variable sub-account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

Fixed Account Calculation -
Withdrawal Charge and Market Value Adjustment Tables

The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.

Sample Calculations for Male Age 35 at Issue

                              Cash Surrender Values

Single premium....................................                   $100,000
Premium taxes.....................................                          0
Withdrawals.......................................                       None
Guaranteed period.................................                    5 years
Guaranteed interest rate..........................                         8%
Annuity date......................................                     Age 70
Index rate A......................................                       7.5%
Index rate B...................................... 8.00% end of policy year 1
                                                   7.75% end of policy year 2
                                                   7.00% end of policy year 3
                                                   6.50% end of policy year 4
Percentage adjustment to B........................                       0.5%




                           Surrender Value Calculation

                  (1)            (2)          (3)                (4)              (5)           (6)            (7)
                  Annuity       Index Rate    Adjusted          Minimum         Greater of      Surrender      Surrender
Contract Year     Value         Factor        Annuity Value     Value          (3) & (4)        Charge         Value
                 --------       -------      -------------      -------         ---------       -------        -------

1...............$107,965       0.963640          $104,039       $102,965          $104,039      $5,950          $98,089
2...............$116,567       0.993056          $115,758       $106,019          $115,758      $5,100         $110,658
3...............$125,858       1.000000          $125,858       $109,165          $125,858      $4,250         $121,608
4...............$135,891       1.004673          $136,526       $112,404          $136,526      $3,400         $133,126
5...............$146,727       1.000000          $146,727       $115,742          $146,727      $2,550         $144,177









                            Annuity Value Calculation

Contract Year                                        Annuity Value
------------------------------------------------------------------
1........................................   $100,000 X 1.08 - $35 = $107,965
2........................................   $107,965 X 1.08 - $35 = $116,567
3........................................   $116,567 X 1.08 - $35 = $125,858
4........................................   $125,858 X 1.08 - $35 = $135,891
5........................................   $135,891 X 1.08 - $35 = $146,727







                          Surrender Charge Calculation

                               (1)                            (2)                               (3)
                               ---                            ---                               ---
                               Surrender                   Surrender                         Surrender

Contract Year                 Charge Factor                Charge Factor                      Charge
----------------------------------------------------------------------------------------------------
1........................        0.07                           0.0595                           $5,950
2........................        0.06                           0.0510                           $5,100
3........................        0.05                           0.0425                           $4,250
4........................        0.04                           0.0340                           $3,400
5........................        0.03                           0.0255                           $2,550
                                 ----                           ------                           ------


Market Value Adjustment Tables

                        Interest Rate Factor Calculation

                            (1)                 (2)                    (3)              (4)              (5)
                             Index              Index                 Adjusted                           (1+A)
Contract Year                Rate A             Rate B             Index Rate B          N               (1+B)
------------------------------------------------------------------------------------------------------------------------

1..........................   7.5%               8.00                     8.50          4               0.963640
2..........................   7.5%               7.75                     7.75          3               0.993056
3..........................   7.5%               7.00                     7.50          2               1.000000
4..........................   7.5%               6.50                     7.00          1               1.004673
5.........................    7.5%                 NA                       NA          0                     NA




                            Minimum Value Calculation

Contract Year                                     Minimum Value

---------------------------------------------------------------
1...................................  $100,000 X 1.03 - $35 = $102,965
2...................................  $102,965 X 1.03 - $35 = $106,019
3...................................  $106,019 X 1.03 - $35 = $109,165
4...................................  $109,165 X 1.03 - $35 = $112,404
5...................................  $112,404 X 1.03 - $35 = $115,742

                           State Regulation of CG Life

CG Life, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. We file an annual statement with the Connecticut Department of Insurance each year covering our operations and reporting on the financial condition as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine our liabilities and reserves and the Variable Account. The Connecticut Department of Insurance also periodically conducts a full examination of our operations. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate.

The law of the state in which the Contract is delivered governs the Contract. The values and benefits of each Contract are at least equal to those required by such state.

                                 Administration

Allstate performs certain administrative functions relating to the Contracts, the fixed account, and the variable account. These functions include, among other things, maintaining the books and records of the Variable Account, the fixed account, and the sub-accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

                          Distribution of the Contracts

We are no longer offering new Contracts for sale. The Contracts have been sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents were registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the principal underwriter for the Variable Account, Lincoln Financial Distributors, Inc. ("LFD"), Hartford, Connecticut. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. LFD also acts as the principal underwriter for certain other separate accounts. We pay commissions and other distribution compensation. Those payments will not be more than 8.50% of premium payments.

As of January 1, 1998, LFD, formerly Sagemark Consulting, formerly CIGNA Financial Advisors, Inc., a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

The Prospectus describes the sales charges that apply to the Contracts. There are no variations in sales load.

                                Custody of Assets

We are the Custodian of the Variable Account's assets. We or our agent will purchase the Fund's shares at net asset value according to the Purchasers' instructions. We will redeem the Fund's shares at net asset value in order to meet the Variable Account's contractual obligations, pay charges relative to the Variable Account or make adjustments for annuity reserves held in the Variable Account. We hold the variable sub-accounts' assets separate and apart from the assets of any of our other segregated asset accounts and separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Fund held by each of the variable sub-accounts of the Variable Account. Our fidelity bond provides additional protection for the Variable Account's assets. The fidelity bond covers the acts of our officers and employees. Its policy limit as of May 1, 2002, is $100,000,000.

                           Historical Performance Data

                     Money Market Variable Sub-account Yield

We may disclose the current annualized yield of the Money Market Variable Sub-account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of one unit of the Money Market Variable Sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market Variable Sub-account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We calculate the effective yield by compounding the unannualized base period return according to the following formula:

        Effective Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1


The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

Other Variable Sub-account Yields

We may advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income that the variable sub-account generates over a specific 30-day period. Because the yield is annualized, the yield generated by a variable sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                         Yield = 2 [(a - b + 1)(6) - 1]

                                       cd

                                     Where:

a = net investment income earned during the period by the particular portfolio attributable to shares owned by the variable sub-account.

b = expenses accrued for the period.
c = the average daily number of accumulation  units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.


Because the Variable Account imposes charges and deductions, a variable sub-account's yield will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may apply to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid, less prior partial surrenders, depending on the Contract Year of surrender.

The yield on amounts held in the variable sub-accounts normally fluctuates over time. Therefore, the disclosed yield for any given past period does not indicate or represent future yields or rates of return. The types and quality of the Fund's investments and its operating expenses affect a variable sub-account's actual yield.

                  Standard Variable Sub-account Total Returns

We may advertise or disclose annual average total returns for one or more of the variable sub-accounts for various periods of time. When a variable sub-account has been in operation for 1, 5 and 10 years, respectively, we will provide the total return for these periods. We may also disclose total returns for other periods of time. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment on the last day of each of the periods.

We calculate total returns using variable sub-account Unit Values that we calculate on each Valuation Period. We base variable sub-account Unit Values on the performance of the Sub-account's underlying portfolio, reduced by the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the variable sub-accounts. We deduct the resulting percentage from the return in calculating the ending redeemable value. These figures do not reflect any premium taxes, charges or credits for market value adjustments. Total return calculations reflect the effect of withdrawal charges that may apply to a particular period. We will then calculate the total return according to the following formula:

                P(l + T)(to the power of n) = ERV

                Where:

                P = A hypothetical initial Premium Payment of $1,000.

                T = Average annual total return.

                n = Number of years in the period.

                ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

                                           Periods Ending December 31, 2001
                                                                   10 Year        Subaccount
Sub-Account                           1 Year       5 Year     or Since Inception  Inception
Aggressive Growth                    -32.24%        N/A            -30.75%        06/29/00
Balanced                             -17.80%        N/A            -15.79%        06/29/00
Basic Value                            N/A          N/A              N/A          10/01/01
Blue Chip                            -28.76%        N/A            -19.44%        12/29/99
Capital Appreciation                 -29.49%       4.24%            9.89%         06/01/93
Capital Development                  -14.50%        N/A            -11.55%        06/29/00
Core Equity                          -29.05%       5.51%            9.81%         05/02/94
Dent Demographic Trends              -38.01%        N/A            -29.20%        12/29/99
Diversified Income                    -2.98%       1.23%            3.59%         06/01/93
Global Utilities                     -34.08%       4.15%            6.75%         05/02/94
Government Securities                 -0.20%       4.37%            4.02%         06/01/93
Growth                               -39.96%       2.12%            6.92%         06/01/93
High Yield                           -11.45%        N/A            -19.19%        06/29/00
International Growth                 -29.74%       -0.26%           5.26%         06/01/93
Mid Cap Core Equity                    N/A          N/A              N/A          10/01/01
Money Market                          -2.92%       3.08%            3.16%         06/01/93
New Technology                       -53.36%        N/A            -42.05%        12/14/99
Premier Equity                       -18.92%       7.91%           11.62%         06/01/93


                 Non-Standard Variable Sub-account Total Returns

We may disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that we assume that the withdrawal charge percentage is 0%.

We may also disclose cumulative total returns in conjunction with the standard format described above. We calculate the cumulative returns by using the following formula and assuming that the withdrawal charge percentage is 0%.

CTR = (ERV/P) - 1

                                     Where:

CTR = The cumulative total return net of variable sub-account recurring charges for the period.

             ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

             P = A hypothetical initial payment of $10,000

             Non-standard performance data will only be advertised if standard performance data is also disclosed.

                                       Periods Ending December 31, 2001
                                                                    10 Year       Subaccount
Sub-Account                           1 Year       5 Year     or Since Inception  Inception
Aggressive Growth                      -27.06%        N/A           -26.63%        06/29/00
Balanced                               -12.62%        N/A           -12.03%        06/29/00
Basic Value                              N/A          N/A             N/A          10/01/01
Blue Chip                              -23.58%        N/A           -16.74%        12/29/99
Capital Appreciation                   -24.32%       4.58%           9.94%         06/01/93
Capital Development                    -9.32%         N/A            -7.88%        06/29/00
Core Equity                            -23.87%       5.83%           9.86%         05/02/94
Dent Demographic Trends                -32.83%        N/A           -26.15%        12/29/99
Diversified Income                      2.19%        1.63%           3.66%         06/01/93
Global Utilities                       -28.90%       4.49%           6.81%         05/02/94
Government Securities                   4.98%        4.73%           4.09%         06/01/93
Growth                                 -34.78%       2.48%           6.97%         06/01/93
High Yield                             -6.28%         N/A           -15.35%        06/29/00
International Growth                   -24.56%       0.14%           5.31%         06/01/93
Mid Cap Core Equity                      N/A          N/A             N/A          10/01/01
Money Market                            2.26%        3.45%           3.23%         06/01/93
New Technology                         -48.18%        N/A           -38.37%        12/14/99
Premier Equity                         -13.74%       8.21%           11.67%        06/01/93

Adjusted Historical Portfolio Performance

We may also disclose yield and total return for the Fund's Portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the Portfolios and the assumption that the variable sub-accounts were in existence for the same periods as those of the Portfolios, with some or all of the charges equal to those currently assessed against the variable sub-accounts.

We may also use advertisements that include hypothetical illustrations comparing the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

                                      Periods Ending December 31, 2001
                                                                10 Year          Portfolio
Sub-Account                          1 Year      5 Year    or Since Inception    Inception
Aggressive Growth                    -32.24%       N/A          -0.22%           05/01/98
Balanced                             -17.80%       N/A           1.38%           05/01/98
Basic Value                            N/A         N/A            N/A            09/10/01
Blue Chip                            -28.76%       N/A          -19.44%          12/29/99
Capital Appreciation                 -29.49%      4.24%         10.19%           05/05/93
Capital Development                  -14.50%       N/A           2.61%           05/01/98
Core Equity                          -29.05%      5.51%          9.81%           05/02/94
Dent Demographic Trends              -38.01%       N/A          -29.20%          12/29/99
Diversified Income                   -2.98%       1.23%          3.56%           05/05/93
Global Utilities                     -34.08%      4.15%          6.75%           05/02/94
Government Securities                -0.20%       4.37%          4.00%           05/05/93
Growth                               -39.96%      2.12%          7.30%           05/05/93
High Yield                           -11.45%       N/A          -8.87%           05/01/98
International Growth                 -29.74%     -0.26%          5.36%           05/05/93
Mid Cap Core Equity                    N/A         N/A            N/A            09/10/01
Money Market                         -2.92%       3.08%          3.14%           05/05/93
New Technology                       -53.36%     -2.43%          4.93%           10/18/93
Premier Equity                       -18.92%      7.91%         11.83%           05/05/93


                                  Legal Matters

Mark A. Parsons, Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, has passed upon all matters of Connecticut law pertaining to the Contracts. This includes the Contracts' validity and our right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws.

                                Legal Proceedings



The Company and/or its affiliates are defendants in several proposed class action lawsuits brought in federal courts against managed care industry by physicians and members of health plans. The lawsuits allege violation under one or more of the Employee Retirement Income Security Act ("ERISA"), the Racketeer Influenced and Corrupt Organization Act ("RICO") and various state laws. They challenge, in general terms, the mechanisms used by managed care companies in connection with the delivery of or payment for health care services. The complaints seek injunctive relief, unspecified damages (subject, in the case of RICO, to trebling) and attorneys fees.

These federal cases against the Company or its affiliates are Shane v Humana, Inc., et al. (CIGNA subsidiaries added as defendants in August 2000), Mangieri v CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), and Pickney v CIGNA Corporation and CIGNA Health Corporation (filed November 22, 1999 in the United States District Court for the Southern District of Mississippi). Plaintiffs in the Shane and Mangieri cases are physicians, and in the Pickney case, a health plan subscriber. These cases have been transferred to the United States District Court for the Southern District of Florida, along with other cases against other managed care companies, for consolidated pretrial proceedings. Defendant's motions to dismiss all cases are pending. The court has not decided whether a class should be certified in any of the cases.

The Company is also a defendant in similar state court cases. On March 29, 2001, a trial judge in Madison County, Illinois certified a class of providers in Kaiser and Corrigan v. CIGNA Corporation, et al., a class alleging breach of contract and seeking increased reimbursements.

CIGNA entities are parties to arbitration proceedings regarding the run-off reinsurance operations that include an approximate 35% share in the primary layer of a workers' compensation reinsurance pool, which was formerly managed by Unicover Mangers, Inc. The pool had obtained reinsurance for a significant portion of its exposure to claims, but disputes have arisen regarding this reinsurance (retrocessional) coverage. The retrocessionaires (Sun Life Assurance Company, Phoenix Home Life Mutual Insurance Company and General and Cologne Life Re of America) have commenced arbitration against Unicover (now known as Cragwood Managers, LLC) and the pool members, seeking recission, damages or contract reformation. This matter is scheduled for an arbitration hearing in 2002.

Resolution of this matter is likely to take some time and the outcome is uncertain. If the arbitration results are unfavorable, the Company could incur losses material to its results of operations. However, management does not expect the arbitration results of have a material adverse effect on the Company's liability or financial condition.

In addition, Peterson v Connecticut General Life Insurance Company was filed February 2, 2000 in the United States District Court for the Eastern District of Pennsylvania. CGLIC's motion to dismiss for failure to state a claim was granted and the plaintiff has filed an appeal in the U.S. Court of Appeals for the Third Circuit.

The Company is routinely involved in numerous lawsuits arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. The outcome of litigation is always uncertain. With the exception of certain reinsurance arbitration proceedings (the possible results of which are discussed above), the Company does not believe that any legal proceedings currently threatened or pending involving the Company will result in losses that would be material to results of operations, liquidity or financial condition.


                                     Experts

The consolidated financial statements of CG Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 that appear in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              Financial Statements

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended, the consolidated financial statements of CG Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements CG Life included herein should be considered only as bearing upon the ability of the CG Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate that we credit during a Guaranteed Period.

                              --------------------------------------------------
                              CG VARIABLE ANNUITY
                              SEPARATE ACCOUNT

                              Financial Statements as of December 31, 2001 and for the periods ended December 31, 2001 and December 31, 2000, and Independent Auditors' Reports

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the CG Variable Annuity Separate Account (the "Account") as of December 31, 2001, the related statements of operations for the periods then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the CG Variable Annuity Separate Account as of December 31, 2001, the results of operations for periods then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 8, 2002

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------




                                                        AIM Variable Insurance Funds Sub-Accounts
                                 ---------------------------------------------------------------------------------------

                                    AIM V.I.                                                                AIM V.I.
                                   Aggressive         AIM V.I.          AIM V.I.          AIM V.I.           Capital
                                     Growth           Balanced       Basic Value (a)      Blue Chip       Appreciation
                                 ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS
Investments at fair value        $     2,172,140   $     2,603,292   $     3,551,876   $     2,644,727   $   179,376,741
                                 ---------------   ---------------   ---------------   ---------------   ---------------

    Total assets                 $     2,172,140   $     2,603,292   $     3,551,876   $     2,644,727   $   179,376,741
                                 ===============   ===============   ===============   ===============   ===============


NET ASSETS
Accumulation units               $     2,172,140   $     2,603,292   $     3,551,876   $     2,644,727   $   179,376,741
                                 ---------------   ---------------   ---------------   ---------------   ---------------

    Total net assets             $     2,172,140   $     2,603,292   $     3,551,876   $     2,644,727   $   179,376,741
                                 ===============   ===============   ===============   ===============   ===============


FUND SHARE INFORMATION
    Number of shares                     200,938           239,935           346,524           371,973         8,258,598
                                 ===============   ===============   ===============   ===============   ===============

    Cost                         $     2,483,119   $     2,760,929   $     3,337,756   $     2,939,018   $   139,926,841
                                 ===============   ===============   ===============   ===============   ===============




(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------




                                                        AIM Variable Insurance Funds Sub-Accounts
                                 ---------------------------------------------------------------------------------------

                                    AIM V.I.          AIM V.I.          AIM V.I.          AIM V.I.          AIM V.I.
                                    Capital             Dent           Diversified         Global          Government
                                   Development      Demographics         Income           Utilities        Securities
                                 ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS
Investments at fair value        $     1,830,449   $     1,196,758   $    28,174,102   $     9,116,128   $    21,110,802
                                 ---------------   ---------------   ---------------   ---------------   ---------------

    Total assets                 $     1,830,449   $     1,196,758   $    28,174,102   $     9,116,128   $    21,110,802
                                 ===============   ===============   ===============   ===============   ===============


NET ASSETS
Accumulation units               $     1,830,449   $     1,196,758   $    28,174,102   $     9,116,128   $    21,110,802
                                 ---------------   ---------------   ---------------   ---------------   ---------------

    Total net assets             $     1,830,449   $     1,196,758   $    28,174,102   $     9,116,128   $    21,110,802
                                 ===============   ===============   ===============   ===============   ===============


FUND SHARE INFORMATION
    Number of shares                     153,304           214,089         3,085,882           672,777         1,830,946
                                 ===============   ===============   ===============   ===============   ===============

    Cost                         $     1,834,565   $     1,768,187   $    31,273,677   $    10,081,875   $    20,200,284
                                 ===============   ===============   ===============   ===============   ===============




See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------




                                                        AIM Variable Insurance Funds Sub-Accounts
                                 ---------------------------------------------------------------------------------------

                                                      AIM V.I.                            AIM V.I.
                                    AIM V.I.         Growth and       AIM V.I. High     International     AIM V.I. Mid
                                     Growth            Income             Yield            Equity        Cap Equity (a)
                                 ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS
Investments at fair value        $    94,320,380   $    84,709,267   $     1,624,660   $    65,569,534   $     1,711,622
                                 ---------------   ---------------   ---------------   ---------------   ---------------

    Total assets                 $    94,320,380   $    84,709,267   $     1,624,660   $    65,569,534   $     1,711,622
                                 ===============   ===============   ===============   ===============   ===============


NET ASSETS
Accumulation units               $    94,320,380   $    84,709,267   $     1,624,660   $    65,569,534   $     1,711,622
                                 ---------------   ---------------   ---------------   ---------------   ---------------

    Total net assets             $    94,320,380   $    84,709,267   $     1,624,660   $    65,569,534   $     1,711,622
                                 ===============   ===============   ===============   ===============   ===============


FUND SHARE INFORMATION
    Number of shares                   5,761,783         4,193,528           305,962         4,397,688           159,666
                                 ===============   ===============   ===============   ===============   ===============

    Cost                         $    91,704,920   $    65,319,857   $     1,872,593   $    65,689,676   $     1,618,628
                                 ===============   ===============   ===============   ===============   ===============




(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------




                                      AIM Variable Insurance Funds Sub-Accounts
                                 ---------------------------------------------------

                                    AIM V.I.
                                     Money          AIM V.I. New        AIM V.I.
                                     Market        Technology (b)         Value
                                 ---------------   ---------------   ---------------

ASSETS
Investments at fair value        $    43,795,951   $       999,707   $   250,842,368
                                 ---------------   ---------------   ---------------

    Total assets                 $    43,795,951   $       999,707   $   250,842,368
                                 ===============   ===============   ===============


NET ASSETS
Accumulation units               $    43,795,951   $       999,707   $   250,842,368
                                 ---------------   ---------------   ---------------

    Total net assets             $    43,795,951   $       999,707   $   250,842,368
                                 ===============   ===============   ===============


FUND SHARE INFORMATION
    Number of shares                  43,795,951           237,460        10,742,714
                                 ===============   ===============   ===============

    Cost                         $    43,795,951   $     1,739,494   $   170,932,551
                                 ===============   ===============   ===============




(b)  Previously known as AIM V.I. Telecommunications



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------




                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                   -------------------------------------------------------------------------------

                                                     AIM V.I.                                                           AIM V.I.
                                                    Aggressive       AIM V.I.         AIM V.I.         AIM V.I.         Capital
                                                      Growth         Balanced      Basic Value (a)     Blue Chip     Appreciation
                                                   -------------   -------------   ---------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)
Dividends                                          $           -   $      46,160   $         3,953   $         378   $           -
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                             (19,151)        (19,054)           (6,844)        (25,562)     (2,789,285)
  Administrative expense                                  (1,523)         (1,516)             (544)         (2,033)       (221,863)
                                                   -------------   -------------   ---------------   -------------   -------------

    Net investment income (loss)                         (20,674)         25,590            (3,435)        (27,217)     (3,011,148)
                                                   -------------   -------------   ---------------   -------------   -------------


NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                  1,019,688         646,456             4,731       1,380,492      59,168,276
  Cost of investments sold                             1,342,541         703,533             4,500       1,597,957      39,054,007
                                                   -------------   -------------   ---------------   -------------   -------------

    Realized gains (losses) on fund shares              (322,853)        (57,077)              231        (217,465)     20,114,269

Realized gain distributions                                    -               -                 -               -      14,529,733
                                                   -------------   -------------   ---------------   -------------   -------------

    Net realized gains (losses)                         (322,853)        (57,077)              231        (217,465)     34,644,002

Change in unrealized gains (losses)                      (83,202)       (131,129)          214,120        (202,149)   (102,354,610)
                                                   -------------   -------------   ---------------   -------------   -------------

    Net realized and unrealized gains
      (losses) on investments                           (406,055)       (188,206)          214,351        (419,614)    (67,710,608)
                                                   -------------   -------------   ---------------   -------------   -------------


INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                  $    (426,729)  $    (162,616)  $       210,916   $    (446,831)  $ (70,721,756)
                                                   =============   =============   ===============   =============   =============




(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See  notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------




                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                    -----------------------------------------------------------------------------

                                                       AIM V.I.        AIM V.I.        AIM V.I.        AIM V.I.        AIM V.I.
                                                       Capital          Dent         Diversified       Global        Government
                                                     Development    Demographics       Income         Utilities      Securities
                                                    -------------   -------------   -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)
Dividends                                           $           -   $           -   $   1,988,971   $     132,074   $     613,727
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                              (14,178)        (15,356)       (405,809)       (159,125)       (252,471)
  Administrative expense                                   (1,128)         (1,221)        (32,279)        (12,657)        (20,082)
                                                    -------------   -------------   -------------   -------------   -------------

    Net investment income (loss)                          (15,306)        (16,577)      1,550,883         (39,708)        341,174
                                                    -------------   -------------   -------------   -------------   -------------


NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     858,392         761,539      12,257,177       5,067,084       6,613,211
  Cost of investments sold                                891,186       1,145,515      12,880,350       4,224,799       6,133,984
                                                    -------------   -------------   -------------   -------------   -------------

    Realized gains (losses) on fund shares                (32,794)       (383,976)       (623,173)        842,285         479,227

Realized gain distributions                                     -               -               -         863,688               -
                                                    -------------   -------------   -------------   -------------   -------------

    Net realized gains (losses)                           (32,794)       (383,976)       (623,173)      1,705,973         479,227

Change in unrealized gains (losses)                         8,226        (158,805)       (130,954)     (5,934,800)        197,592
                                                    -------------   -------------   -------------   -------------   -------------

    Net realized and unrealized gains
      (losses) on investments                             (24,568)       (542,781)       (754,127)     (4,228,827)        676,819
                                                    -------------   -------------   -------------   -------------   -------------


INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                   $     (39,874)  $    (559,358)  $     796,756   $  (4,268,535)  $   1,017,993
                                                    =============   =============   =============   =============   =============



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------




                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                    -----------------------------------------------------------------------------

                                                                       AIM V.I.                        AIM V.I.
                                                       AIM V.I.      Growth and     AIM V.I. High   International   AIM V.I. Mid
                                                       Growth          Income           Yield          Equity       Cap Equity (a)
                                                    -------------   -------------   -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)
Dividends                                           $     226,669   $      42,236   $     198,954   $     225,217   $       2,423
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                           (1,570,244)     (1,327,569)        (12,792)     (1,066,421)         (3,255)
  Administrative expense                                 (124,899)       (105,597)         (1,018)        (84,825)           (259)
                                                    -------------   -------------   -------------   -------------   -------------

    Net investment income (loss)                       (1,468,474)     (1,390,930)        185,144        (926,029)         (1,091)
                                                    -------------   -------------   -------------   -------------   -------------


NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                  35,673,860      26,912,572       1,697,599      25,692,277           7,774
  Cost of investments sold                             31,300,371      19,777,702       1,823,327      22,653,404           7,450
                                                    -------------   -------------   -------------   -------------   -------------

    Realized gains (losses) on fund shares              4,373,489       7,134,870        (125,728)      3,038,873             324

Realized gain distributions                                     -               -               -       1,761,191               -
                                                    -------------   -------------   -------------   -------------   -------------

    Net realized gains (losses)                         4,373,489       7,134,870        (125,728)      4,800,064             324

Change in unrealized gains (losses)                   (65,971,659)    (38,201,409)       (202,046)    (29,911,827)         92,994
                                                    -------------   -------------   -------------   -------------   -------------

    Net realized and unrealized gains
      (losses) on investments                         (61,598,170)    (31,066,539)       (327,774)    (25,111,763)         93,318
                                                    -------------   -------------   -------------   -------------   -------------


INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                   $ (63,066,644)  $ (32,457,469)  $    (142,630)  $ (26,037,792)  $      92,227
                                                    =============   =============   =============   =============   =============




(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------




                                                      AIM Variable Insurance Funds Sub-Accounts
                                                    ---------------------------------------------

                                                       AIM V.I.
                                                       Money        AIM V.I. New       AIM V.I.
                                                       Market       Technology (b)      Value
                                                    -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)
Dividends                                           $   1,426,198   $      21,046   $     335,965
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                             (531,738)         (8,045)     (3,843,791)
  Administrative expense                                  (40,700)           (640)       (305,740)
                                                    -------------   -------------   -------------

    Net investment income (loss)                          853,760          12,361      (3,813,566)
                                                    -------------   -------------   -------------


NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                  40,957,637         715,087      81,368,958
  Cost of investments sold                             40,957,637       1,243,479      51,803,404
                                                    -------------   -------------   -------------

    Realized gains (losses) on fund shares                      -        (528,392)     29,565,554

Realized gain distributions                                     -         527,892       5,099,879
                                                    -------------   -------------   -------------

    Net realized gains (losses)                                 -            (500)     34,665,433

Change in unrealized gains (losses)                             -        (424,637)    (79,441,078)
                                                    -------------   -------------   -------------

    Net realized and unrealized gains
      (losses) on investments                                   -        (425,137)    (44,775,645)
                                                    -------------   -------------   -------------


INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                   $     853,760   $    (412,776)  $ (48,589,211)
                                                    =============   =============   =============




(b)  Previously known as AIM V.I. Telecommunications



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------



                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                    -----------------------------------------------------------------------------

                                                              AIM V.I.                                                 AIM V.I.
                                                          Aggressive Growth               AIM V.I. Balanced          Basic Value
                                                    -----------------------------   -----------------------------   -------------


                                                        2001          2000 (c)          2001          2000 (c)        2001 (a)
                                                    -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                        $     (20,674)  $      (6,169)  $      25,590   $        (777)  $      (3,435)
Net realized gains (losses)                              (322,853)        (59,181)        (57,077)         (3,655)            231
Change in unrealized gains (losses)                       (83,202)       (227,777)       (131,129)        (26,508)        214,120
                                                    -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                                        (426,729)       (293,127)       (162,616)        (30,940)        210,916
                                                    -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                   43,528          80,128          13,780               -          20,260
Benefit payments                                                -             (62)              -               -               -
Payments on termination                                  (354,377)         (6,088)       (197,968)         (9,829)        (29,138)
Annuity account fee                                          (525)           (654)           (498)           (111)           (618)
Transfers among the sub-accounts
  and with the Fixed Account - net                      1,347,384       1,782,662       2,569,002         422,472       3,350,456
                                                    -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from capital transactions                             1,036,010       1,855,986       2,384,316         412,532       3,340,960
                                                    -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS                         609,281       1,562,859       2,221,700         381,592       3,551,876

NET ASSETS AT BEGINNING OF PERIOD                       1,562,859               -         381,592               -               -
                                                    -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD                         $   2,172,140   $   1,562,859   $   2,603,292   $     381,592   $   3,551,876
                                                    =============   =============   =============   =============   =============


UNITS OUTSTANDING
  Units outstanding at beginning of period                110,431               -          30,689               -               -
    Units issued                                          264,699         161,757         323,727          43,213         338,623
    Units redeemed                                       (164,687)        (51,326)       (114,798)        (12,524)        (21,559)
                                                    -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period                      210,443         110,431         239,618          30,689         317,064
                                                    =============   =============   =============   =============   =============



(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

(c)  For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------



                                                                   AIM Variable Insurance Funds Sub-Accounts
                                              -------------------------------------------------------------------------------------


                                                AIM V.I. Blue Chip      AIM V.I. Capital Appreciation   AIM V.I. Capital Development
                                              -----------------------   -----------------------------   -------------------------


                                                 2001       2000 (c)        2001            2000            2001       2000 (c)
                                              ----------   ----------   -------------   -------------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  (27,217)  $   (2,466)  $  (3,011,148)  $  (5,373,015)  $   (15,306)  $    (1,708)
Net realized gains (losses)                     (217,465)      (1,662)     34,644,002      50,760,264       (32,794)       (8,079)
Change in unrealized gains (losses)             (202,149)     (92,142)   (102,354,610)    (84,603,647)        8,226       (12,342)
                                              ----------   ----------   -------------   -------------   -----------   -----------

Increase (decrease) in net assets
  from operations                               (446,831)     (96,270)    (70,721,756)    (39,216,398)      (39,874)      (22,129)
                                              ----------   ----------   -------------   -------------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                               -       15,000         573,708       2,157,566             -         1,000
Benefit payments                                       -            -      (1,956,718)     (2,186,310)            -             -
Payments on termination                         (211,559)      (6,166)    (36,592,817)    (66,333,728)     (217,681)         (582)
Annuity account fee                                 (325)        (202)        (50,962)       (111,199)         (350)         (112)
Transfers among the sub-accounts
  and with the Fixed Account - net             2,190,625    1,200,455     (16,174,800)      8,208,036     1,390,613       719,564
                                              ----------   ----------   -------------   -------------   -----------   -----------

Increase (decrease) in net assets
  from capital transactions                    1,978,741    1,209,087     (54,201,589)    (58,265,635)    1,172,582       719,870
                                              ----------   ----------   -------------   -------------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS              1,531,910    1,112,817    (124,923,345)    (97,482,033)    1,132,708       697,741

NET ASSETS AT BEGINNING OF PERIOD              1,112,817            -     304,300,086     401,782,119       697,741             -
                                              ----------   ----------   -------------   -------------   -----------   -----------

NET ASSETS AT END OF PERIOD                   $2,644,727   $1,112,817   $ 179,376,741   $ 304,300,086   $ 1,830,449   $   697,741
                                              ==========   ==========   =============   =============   ===========   ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period       126,000            -       9,971,533      11,571,957        55,567             -
    Units issued                                 546,689      153,048         491,785       1,133,701       237,458        73,138
    Units redeemed                              (280,784)     (27,048)     (2,696,174)     (2,734,125)     (132,247)      (17,571)
                                              ----------   ----------   -------------   -------------   -----------   -----------
  Units outstanding at end of period             391,905      126,000       7,767,144       9,971,533       160,778        55,567
                                              ==========   ==========   =============   =============   ===========   ===========



(c)  For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------



                                                                   AIM Variable Insurance Funds Sub-Accounts
                                             -------------------------------------------------------------------------------------


                                             AIM V.I. Dent Demographics  AIM V.I. Diversified Income    AIM V.I. Global Utilities
                                             --------------------------  ---------------------------   ---------------------------


                                                2001        2000 (c)         2001           2000           2001           2000
                                             -----------   -----------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (16,577)  $    (6,535)  $  1,550,883   $  1,655,783   $    (39,708)  $    (96,340)
Net realized gains (losses)                     (383,976)       (5,203)      (623,173)      (520,679)     1,705,973      2,811,811
Change in unrealized gains (losses)             (158,805)     (412,624)      (130,954)    (1,470,430)    (5,934,800)    (3,348,674)
                                             -----------   -----------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
  from operations                               (559,358)     (424,362)       796,756       (335,326)    (4,268,535)      (633,203)
                                             -----------   -----------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                               -        60,000         93,195        373,526         13,215         75,027
Benefit payments                                       -          (172)      (169,625)    (1,159,065)      (208,781)      (205,228)
Payments on termination                         (275,861)         (737)    (7,152,557)    (7,991,705)    (2,365,284)    (2,841,130)
Annuity account fee                                 (154)         (292)        (5,824)       (10,157)        (1,912)        (4,486)
Transfers among the sub-accounts
  and with the Fixed Account - net               492,710     1,904,984       (472,036)    (3,148,303)      (722,897)       453,162
                                             -----------   -----------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
  from capital transactions                      216,695     1,963,783     (7,706,847)   (11,935,704)    (3,285,659)    (2,522,655)
                                             -----------   -----------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS               (342,663)    1,539,421     (6,910,091)   (12,271,030)    (7,554,194)    (3,155,858)

NET ASSETS AT BEGINNING OF PERIOD              1,539,421             -     35,084,193     47,355,223     16,670,322     19,826,180
                                             -----------   -----------   ------------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                  $ 1,196,758   $ 1,539,421   $ 28,174,102   $ 35,084,193   $  9,116,128   $ 16,670,322
                                             ===========   ===========   ============   ============   ============   ============


UNITS OUTSTANDING
  Units outstanding at beginning of period       194,934             -      2,628,864      3,524,878        688,344        789,220
    Units issued                                 169,891       200,506        638,830        320,145        128,795        177,387
    Units redeemed                              (139,182)       (5,572)    (1,201,750)    (1,216,159)      (287,664)      (278,263)
                                             -----------   -----------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             225,643       194,934      2,065,944      2,628,864        529,475        688,344
                                             ===========   ===========   ============   ============   ============   ============



(c)  For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------



                                                                  AIM Variable Insurance Funds Sub-Accounts
                                         -----------------------------------------------------------------------------------------


                                         AIM V.I. Government Securities        AIM V.I. Growth         AIM V.I. Growth and Income
                                         ------------------------------  ---------------------------   ---------------------------


                                                2001          2000           2001           2000           2001           2000
                                             -----------   -----------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   341,174   $   590,224   $ (1,468,474)  $ (3,654,964)  $ (1,390,930)  $ (2,225,579)
Net realized gains (losses)                      479,227       188,197      4,373,489     35,037,341      7,134,870     22,883,448
Change in unrealized gains (losses)              197,592       754,993    (65,971,659)   (84,279,427)   (38,201,409)   (47,335,243)
                                             -----------   -----------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
  from operations                              1,017,993     1,533,414    (63,066,644)   (52,897,050)   (32,457,469)   (26,677,374)
                                             -----------   -----------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                          25,259        57,714        399,695      1,355,493        540,801      1,397,027
Benefit payments                                (274,280)     (433,095)    (1,484,076)    (1,856,448)    (1,179,715)      (648,603)
Payments on termination                       (4,233,328)   (3,892,493)   (20,901,545)   (47,960,971)   (16,523,347)   (25,685,625)
Annuity account fee                               (3,622)       (4,442)       (25,080)       (60,869)       (21,067)       (43,914)
Transfers among the sub-accounts
  and with the Fixed Account - net             6,377,297      (418,966)   (11,358,200)     2,268,030     (5,507,455)    (5,157,680)
                                             -----------   -----------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
  from capital transactions                    1,891,326    (4,691,282)   (33,369,206)   (46,254,765)   (22,690,783)   (30,138,795)
                                             -----------   -----------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS              2,909,319    (3,157,868)   (96,435,850)   (99,151,815)   (55,148,252)   (56,816,169)

NET ASSETS AT BEGINNING OF PERIOD             18,201,483    21,359,351    190,756,230    289,908,045    139,857,519    196,673,688
                                             -----------   -----------   ------------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                  $21,110,802   $18,201,483   $ 94,320,380   $190,756,230   $ 84,709,267   $139,857,519
                                             ===========   ===========   ============   ============   ============   ============


UNITS OUTSTANDING
  Units outstanding at beginning of period     1,368,557     1,745,100      6,760,943      8,060,152      5,064,010      6,002,927
    Units issued                                 839,858       281,898        350,738        692,327        463,441        417,652
    Units redeemed                              (696,248)     (658,441)    (1,985,694)    (1,991,536)    (1,497,941)    (1,356,569)
                                             -----------   -----------   ------------   ------------   ------------   ------------
  Units outstanding at end of period           1,512,167     1,368,557      5,125,987      6,760,943      4,029,510      5,064,010
                                             ===========   ===========   ============   ============   ============   ============




See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------



                                                                  AIM Variable Insurance Funds Sub-Accounts
                                               -----------------------------------------------------------------------------

                                                                                                               AIM V.I. Mid
                                                    AIM V.I. High Yield        AIM V.I. International Equity    Cap Equity
                                               -----------------------------   -----------------------------   -------------


                                                   2001          2000 (c)          2001            2000          2001 (a)
                                               -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                   $     185,144   $      20,009   $    (926,029)  $  (1,848,590)  $      (1,091)
Net realized gains (losses)                         (125,728)            (76)      4,800,064      23,720,015             324
Change in unrealized gains (losses)                 (202,046)        (45,887)    (29,911,827)    (70,414,803)         92,994
                                               -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                                   (142,630)        (25,954)    (26,037,792)    (48,543,378)         92,227
                                               -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                   -               -         186,617         925,128               -
Benefit payments                                           -               -        (826,689)     (1,154,430)              -
Payments on termination                             (229,776)              -     (13,805,097)    (31,181,486)        (26,224)
Annuity account fee                                     (161)             (8)        (16,889)        (37,391)           (396)
Transfers among the sub-accounts
  and with the Fixed Account - net                 1,837,790         185,399      (9,573,280)        992,465       1,646,015
                                               -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from capital transactions                        1,607,853         185,391     (24,035,338)    (30,455,714)      1,619,395
                                               -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS                  1,465,223         159,437     (50,073,130)    (78,999,092)      1,711,622

NET ASSETS AT BEGINNING OF PERIOD                    159,437               -     115,642,664     194,641,756               -
                                               -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD                    $   1,624,660   $     159,437   $  65,569,534   $ 115,642,664   $   1,711,622
                                               =============   =============   =============   =============   =============


UNITS OUTSTANDING
  Units outstanding at beginning of period            20,047               -       5,561,441       6,796,498               -
    Units issued                                     552,532          20,048         213,059         556,981         168,414
    Units redeemed                                  (354,595)             (1)     (1,593,917)     (1,792,038)        (17,733)
                                               -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period                 217,984          20,047       4,180,583       5,561,441         150,681
                                               =============   =============   =============   =============   =============




(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

(c)  For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------



                                                                   AIM Variable Insurance Funds Sub-Accounts
                                           ----------------------------------------------------------------------------------------


                                               AIM V.I. Money Market       AIM V.I. New Technology (b)       AIM V.I. Value
                                           -----------------------------   -------------------------    ---------------------------


                                                2001            2000           2001       2000 (c)        2001            2000
                                            -------------   -------------   ----------   ----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                $     853,760   $   1,570,382   $   12,361   $   (3,012)  $  (3,813,566)  $  (6,055,905)
Net realized gains (losses)                             -               -         (500)     (20,976)     34,665,433      73,406,754
Change in unrealized gains (losses)                     -               -     (424,637)    (315,150)    (79,441,078)   (141,646,436)
                                            -------------   -------------   ----------   ----------   -------------   -------------

Increase (decrease) in net assets
  from operations                                 853,760       1,570,382     (412,776)    (339,138)    (48,589,211)    (74,295,587)
                                            -------------   -------------   ----------   ----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                          322,923         551,029       39,852        3,000         519,970       2,287,140
Benefit payments                               (3,176,067)     (1,318,582)           -            -      (3,608,853)     (3,892,268)
Payments on termination                       (23,435,811)    (23,197,255)    (175,691)     (78,802)    (54,421,425)    (80,636,100)
Annuity account fee                                (6,582)         (7,376)        (149)        (125)        (62,764)       (128,833)
Transfers among the sub-accounts
  and with the Fixed Account - net             37,818,865       5,291,398      974,074      989,462     (18,081,391)    (15,067,230)
                                            -------------   -------------   ----------   ----------   -------------   -------------

Increase (decrease) in net assets
  from capital transactions                    11,523,328     (18,680,786)     838,086      913,535     (75,654,463)    (97,437,291)
                                            -------------   -------------   ----------   ----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS              12,377,088     (17,110,404)     425,310      574,397    (124,243,674)   (171,732,878)

NET ASSETS AT BEGINNING OF PERIOD              31,418,863      48,529,267      574,397            -     375,086,042     546,818,920
                                            -------------   -------------   ----------   ----------   -------------   -------------

NET ASSETS AT END OF PERIOD                 $  43,795,951   $  31,418,863   $  999,707   $  574,397   $ 250,842,368   $ 375,086,042
                                            =============   =============   ==========   ==========   =============   =============


UNITS OUTSTANDING
  Units outstanding at beginning of period      2,429,069       3,917,971       28,437            -      12,398,161      15,219,966
    Units issued                                7,346,523       6,451,582      150,552       46,846         679,458         609,953
    Units redeemed                             (6,463,054)     (7,940,484)     (83,474)     (18,409)     (3,464,363)     (3,431,758)
                                            -------------   -------------   ----------   ----------   -------------   -------------
  Units outstanding at end of period            3,312,538       2,429,069       95,515       28,437       9,613,256      12,398,161
                                            =============   =============   ==========   ==========   =============   =============



(b)  Previously known as AIM V.I. Telecommunications

(c)  For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION

     CG Variable Annuity Separate Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Connecticut General Life Insurance Company ("CG Life"). The assets of the Account are legally segregated from those of CG Life.

     Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable annuity business to the Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York ("Lincoln Companies"). Effective September 1, 1998, the Lincoln Companies subcontracted the administrative servicing obligations of the variable annuity business included in the Account to Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York"). Although CG Life is responsible for all policy terms and conditions, Allstate Life and Allstate New York are responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. These services were transitioned from the Lincoln Companies on April 12, 1999.

     CG Life issues the AIM/CIGNA Heritage Variable Annuity contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein CG Life contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (collectively the "Funds").

     AIM V.I. Aggressive Growth         AIM V.I. Growth
     AIM V.I. Balanced                  AIM V.I. Growth and Income
     AIM V.I. Basic Value               AIM V.I. High Yield
     AIM V.I. Blue Chip                 AIM V.I. International Equity
     AIM V.I. Capital Appreciation      AIM V.I. Mid Cap Equity
     AIM V.I. Capital Development       AIM V.I. Money Market
     AIM V.I. Dent Demographics         AIM V.I. New Technology (Previously
     AIM V.I. Diversified Income           known as AIM V.I. Telecommunications)
     AIM V.I. Global Utilities          AIM V.I. Value
     AIM V.I. Government Securities

     CG Life provides insurance and administrative services to the contractholders for a fee. CG Life also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. CG Life has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of CG Life. CG Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES.



3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - CG Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

     ADMINISTRATIVE EXPENSE CHARGE - CG Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account.

     ANNUITY ACCOUNT FEE - CG Life deducts an annual maintenance charge of $35 on the last valuation date of each calendar year. This charge will be waived if total deposits are $100,000 or more on the last valuation date of that year.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:



                                                                            Purchases
                                                                         ---------------

     Investments in the AIM Variable Insurance Funds Sub-Accounts:
          AIM V. I. Aggressive Growth                                    $     2,035,024
          AIM V. I. Balanced                                                   3,056,362
          AIM V. I. Basic Value                                                3,342,256
          AIM V. I. Blue Chip                                                  3,332,017
          AIM V. I. Capital Appreciation                                      16,485,272
          AIM V. I. Capital Development                                        2,015,669
          AIM V. I. Dent Demographics                                            961,656
          AIM V. I. Diversified Income                                         6,101,212
          AIM V. I. Global Utilities                                           2,605,406
          AIM V. I. Government Securities                                      8,845,710
          AIM V. I. Growth                                                       836,180
          AIM V. I. Growth and Income                                          2,830,859
          AIM V. I. High Yield                                                 3,490,596
          AIM V. I. International Equity                                       2,492,101
          AIM V. I. Mid Cap Equity                                             1,626,077
          AIM V. I. Money Market                                              53,334,725
          AIM V. I. New Technology                                             2,093,426
          AIM V. I. Value                                                      7,000,807
                                                                         ---------------
                                                                         $   122,485,355
                                                                         ===============

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     The accumulation unit value, the investment income ratio, the expense ratio assessed by CG Life, and the total return is presented for each sub-account. As explained in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets.


                                                               At December 31, 2001        For the Year Ended December 31, 2001
                                                               --------------------    -------------------------------------------

                                                                   Accumulation         Investment         Expense         Total
                                                                    Unit Value         Income Ratio*       Ratio**       Return***
                                                               --------------------    -------------    -------------    ---------

Investments in the AIM Variable Insurance Funds Sub-Accounts:
     AIM V. I. Aggressive Growth                                  $       10.32                 0.00%            1.35%      -27.07%
     AIM V. I. Balanced                                                   10.86                 3.09             1.35       -12.63
     AIM V. I. Basic Value (a)                                            11.20                 0.22             1.35        12.02
     AIM V. I. Blue Chip                                                   6.75                 0.02             1.35       -23.59
     AIM V. I. Capital Appreciation                                       23.09                 0.00             1.35       -24.32
     AIM V. I. Capital Development                                        11.38                 0.00             1.35        -9.33
     AIM V. I. Dent Demographics                                           5.30                 0.00             1.35       -32.84
     AIM V. I. Diversified Income                                         13.64                 6.29             1.35         2.19
     AIM V. I. Global Utilities                                           17.22                 1.02             1.35       -28.91
     AIM V. I. Government Securities                                      13.96                 3.12             1.35         4.97
     AIM V. I. Growth                                                     18.40                 0.16             1.35       -34.78
     AIM V. I. Growth and Income                                          21.02                 0.04             1.35       -23.88
     AIM V. I. High Yield                                                  7.45                22.30             1.35        -6.29
     AIM V. I. International Equity                                       15.68                 0.25             1.35       -24.57
     AIM V. I. Mid Cap Equity (a)                                         11.36                 0.28             1.35        13.59
     AIM V. I. Money Market                                               13.22                 3.79             1.35         2.22
     AIM V. I. New Technology                                             10.47                 2.67             1.35       -48.18
     AIM V. I. Value                                                      26.09                 0.11             1.35       -13.75




(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

* INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

*** TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

     Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS




                                DECEMBER 31, 2001

Report of Independent Accountants

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries (the Company) at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 7, 2002


                   Connecticut General Life Insurance Company

                        Consolidated Statements of Income

---------------------------------------------------------------------------------- ---------------- ---------------- --------------
(In millions)
---------------------------------------------------------------------------------- ---------------- ---------------- --------------
---------------------------------------------------------------------------------- ---------------- ---------------- --------------
For the years ended December 31,                                                            2001             2000           1999
---------------------------------------------------------------------------------- ---------------- ---------------- --------------
---------------------------------------------------------------------------------- --- ------------ --- ------------ --- ----------
Revenues
Premiums and fees                                                                     $    7,469        $    7,072       $ 6,573
Net investment income                                                                      2,441            2,395          2,421
Other revenues                                                                               465              110            111

Realized investment gains (losses)                                                          (225)             (11)             7
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
     Total revenues                                                                       10,150            9,566          9,112
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Benefits, Losses and Expenses
Benefits, losses and settlement expenses                                                   6,380            6,296          6,062
Policy acquisition expenses                                                                   63               56             45
Other operating expenses                                                                   2,653            2,211          1,945
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
     Total benefits, losses and expenses                                                   9,096            8,563          8,052
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Income before Income Taxes                                                                 1,054            1,003          1,060
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Income taxes (benefits):
  Current                                                                                      7              484            268
  Deferred                                                                                   339             (164)            90
                                                                                       ------------     ------------     ----------
     Total taxes                                                                             346              320            358
                                                                                       ------------     ------------     ----------
Net Income                                                                             $     708        $     683        $   702
                                                                                       ============     ============     ==========


The accompanying Notes to the Financial Statements are an integral part of these statements.

                                        3
                   Connecticut General Life Insurance Company

                           Consolidated Balance Sheets



(Dollars in millions)

------------------------------------------------------------------------- --- --------- --------------- ---------------
------------------------------------------------------------------------- --- --------- --------------- ---------------

As of December 31,                                                                              2001          2000
------------------------------------------------------------------------- --- --------- --------------- ---------------
------------------------------------------------------------------------- --- --------- --- ----------- -- ------------

Assets
Investments:
  Fixed maturities, at fair value (amortized cost, $18,700; $17,448)                     $     19,351      $   17,839
  Mortgage loans                                                                                9,077           8,998
  Policy loans                                                                                  2,770           2,926
  Real estate                                                                                     412             508
  Equity securities, at fair value (cost, $51; $54)                                                54              50
  Other long-term investments                                                                   1,008             903
  Short-term investments                                                                          206             113

                                                                                            -----------    -----------

       Total investments                                                                       32,878          31,337
Cash and cash equivalents                                                                         738             622
Accrued investment income                                                                         456
Premiums and accounts receivable                                                                1,346           1,205
Reinsurance recoverables                                                                        7,096           7,462
Deferred policy acquisition costs                                                                 260             232
Property and equipment                                                                            810             588
Deferred income taxes                                                                             663           1,054
Other assets                                                                                      302             357
Goodwill and other intangibles                                                                    657             681
Separate account assets                                                                        35,217          35,807

------------------------------------------------------------------------- --- --------- --- ------------- ------------

  Total assets                                                                           $     80,423      $   79,780

------------------------------------------------------------------------- --- --------- --- ------------- ------------
------------------------------------------------------------------------- --- --------- --- ------------- ------------

Liabilities
Contractholder deposit funds                                                             $     28,955  $      27,602
Future policy benefits                                                                          7,806          8,195
Unpaid claims and claim expenses                                                                1,646          1,606
Unearned premiums                                                                                 110            116

                                                                                            -----------   ------------

  Total insurance and contractholder liabilities                                               38,517         37,519
Accounts payable, accrued expenses and other liabilities                                        2,637          2,792
Separate account liabilities                                                                   35,217         35,807

------------------------------------------------------------------------- --- --------- --- ------------- ------------
------------------------------------------------------------------------- --- --------- --- ------------- ------------

  Total liabilities                                                                            76,371         76,118

------------------------------------------------------------------------- --- --------- --- ----------- --- ----------
------------------------------------------------------------------------- --- --------- --- ----------- --- ----------

Contingencies - Note 16
Shareholder's Equity
Common stock (5,978,322 shares issued and outstanding)                                             30             30
Additional paid-in capital                                                                      1,133          1,124
Net unrealized appreciation, fixed maturities                                              $      135        $    53
Net unrealized depreciation, equity securities                                                    (24)           (21)
Net unrealized appreciation, derivatives                                                            9              -
Net translation of foreign currencies                                                              (5)             2

                                                                                             ---------      ----------

  Accumulated other comprehensive income                                                          115             34
Retained earnings                                                                               2,774          2,474

------------------------------------------------------------------------- --- --------- --- -----------   ------------

  Total shareholder's equity                                                                    4,052          3,662

------------------------------------------------------------------------- --- --------- --- -----------   ------------
------------------------------------------------------------------------- --- --------- --- -----------   ------------

  Total liabilities and shareholder's equity                                                $  80,423     $   79,780
                                                                                            ===========   ============



The accompanying Notes to the Financial Statements are an integral part of these statements.


              Connecticut General Life Insurance Company

           Consolidated Statements of Comprehensive Income and Changes in Shareholder's Equity

(In millions)
------------------------------------------------------------------- --- --------- --------------- -------------- ---------------
For the years ended December 31,                           2001                       2000                        1999
--------------------------------------------------------------------------- -------------------------- ---------------------------

                                                     Compre-        Share-      Compre-        Share-       Compre-        Share-
                                                     hensive      holder's      hensive      holder's       hensive      holder's
                                                      Income        Equity       Income        Equity        Income        Equity
                                                    ----------    ----------   ---------      ---------     ---------    ---------
Common Stock, end of year                                        $    30                      $    30                     $     30

Additional Paid-In Capital, beginning of year                      1,124                        1,120                        1,072
  Net assets contributed by parent                                     9                            4                           48
                                                                 -------                      -------                     --------
Additional Paid-In Capital, end of year                            1,133                        1,124                        1,120
                                                                 -------                      -------                     --------
Accumulated Other Comprehensive Income (Loss),                        34                          (44)                         220
 beginning of year
  Net unrealized appreciation (depreciation),
      fixed maturities                              $     82          82        $    81            81      $   (271)          (271)
  Net unrealized appreciation (depreciation),
    equity securities                                     (3)         (3)            (4)           (4)            8              8
                                                    --------     -------        -------       -------      ---------     ---------
  Net unrealized appreciation (depreciation)              79                         77                        (263)
     on securities
  Net unrealized appreciation, derivatives                 9           9              -             -             -              -
  Net translation of foreign currencies                   (7)         (7)             1             1            (1)            (1)
                                                    --------     -------        -------       -------      ---------     ---------
    Other comprehensive income (loss)                     81                         78                        (264)
                                                    --------     -------        -------       -------      ---------     ---------
Accumulated Other Comprehensive Income (Loss),                       115                           34                          (44)
 end of year
                                                    --------     -------        -------       -------      ---------     ---------

Retained Earnings, beginning of year                               2,474                        2,373                        2,206
  Net income                                             708         708            683           683           702            702
   Dividends declared                                               (408)                        (582)                        (535)
                                                    --------     -------        -------       -------      ---------     ---------

Retained Earnings, end of year                                     2,774                        2,474                        2,373
                                                    --------     -------        -------       -------      ---------     ---------

Total Comprehensive Income and                      $    789     $ 4,052        $   761       $ 3,662      $    438      $   3,479
 Shareholder's Equity                               ========     =======        =======       =======      =========     =========


The accompanying Notes to the Financial Statements are an integral part of these statements.

                   Connecticut General Life Insurance Company


                      Consolidated Statements of Cash Flows


(In millions)


For the years ended December 31,                                                            2001             2000           1999

-----------------------------------------------------------------------------------       ------------  -------------   ----------
Cash Flows from Operating Activities
Net Income                                                                          $         708    $         683    $      702
Adjustments to reconcile net income to net cash
       provided by (used in) operating activities:
     Insurance liabilities                                                                    (217)            224            22
     Reinsurance recoverables                                                                   91            (202)           31
     Deferred policy acquisition costs                                                         (28)            (25)          (21)
     Premiums and accounts receivable                                                          (84)           (107)         (238)
     Accounts payable, accrued expenses and other liabilities                                   60              65           (30)
     Deferred income taxes                                                                     339            (164)           90
     Realized investment (gains) losses                                                        225              11            (7)
     Depreciation and goodwill amortization                                                    153             132           154
     Gains on sales of businesses                                                             (201)            (99)          (95)
     Other assets                                                                               55              14           (32)
     Other, net                                                                                (76)           (158)           95
                                                                                       ------------     ------------     ----------
          Net cash provided by operating activities                                          1,025             374           671
                                                                                       ------------     ------------     ----------
Cash Flows from Investing Activities
Proceeds from investments sold:
     Fixed maturities                                                                       1,792            2,120         2,336
     Mortgage loans                                                                           579              332           758
       Policy loans                                                                            16               68           272
       Equity securities                                                                        6               17            24
     Other (primarily short-term investments)                                               6,649            6,736         5,958
Investment maturities and repayments:
     Fixed maturities                                                                       1,989            1,871         2,404
     Mortgage loans                                                                           550              882           426
Investments purchased:
     Fixed maturities                                                                      (5,054)          (4,542)       (4,293)
     Mortgage loans                                                                        (1,310)          (1,352)       (1,381)
     Equity securities                                                                         (1)            (111)          (17)
     Other (primarily short-term investments)                                              (6,877)          (6,735)       (5,945)
Sale of portion of life reinsurance business                                                    -               45             -
Other, net                                                                                   (414)            (222)         (358)
                                                                                       ------------     ------------     ----------
     Net cash provided by (used in) investing activities                                   (2,075)            (891)          184
                                                                                       ------------     ------------     ----------
Cash Flows from Financing Activities
Deposits and interest credited to contractholder deposit funds                              8,536            8,765         7,585
Withdrawals and benefit payments from contractholder deposit funds                        (6,964)           (7,642)       (8,296)
Dividends paid to parent                                                                    (408)             (582)         (535)
Repayment of long term debt                                                                     -              (42)            -
Other, net                                                                                      2                4             1
                                                                                       ------------     ------------     ----------
     Net cash provided by (used in) financing activities                                    1,166              503        (1,245)
                                                                                       ------------     ------------     ----------
Net increase (decrease) in cash and cash equivalents                                          116             (14)          (390)
Cash and cash equivalents, beginning of year                                                  622             636          1,026
                                                                                       ------------     ------------     ----------

Cash and cash equivalents, end of year                                                 $      738       $     622        $   636
                                                                                       ------------     ------------     ----------
Supplemental Disclosure of Cash Information:
     Income taxes paid, net of refunds                                                 $      132       $     435        $   337
     Interest paid                                                                     $        -       $       2        $     3
                                                                                       ============     ============     ==========

The accompanying Notes to the Financial Statements are an integral part of these statements.

Notes to the Financial Statements


Note 1 - Description of Business

Connecticut General Life Insurance Company and its subsidiaries (collectively referred to as "Connecticut General") provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services and investment management. Connecticut General operates throughout the United States and in selected international locations. Connecticut General is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

Note 2 - Summary of Significant Accounting Policies


A.       Basis of Presentation

The consolidated financial statements include the accounts of Connecticut General and all significant subsidiaries. Intercompany transactions and accounts have been eliminated in consolidation.

These consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

B.       Recent Accounting Pronouncement

Derivative instruments and hedging activities. As of January 1, 2001, Connecticut General implemented Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." At implementation, SFAS No. 133 had an immaterial effect on Connecticut General's consolidated financial statements, increasing net income and accumulated other comprehensive income each by less than $1 million. Additional information regarding SFAS No. 133 and the nature and accounting treatment of Connecticut General's derivative financial instruments is included in Note 6(G).

Goodwill. In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

Under this new accounting standard, Connecticut General will cease goodwill amortization on January 1, 2002. Goodwill amortization (after-tax) was $19 million in 2001, 2000 and 1999. Had accounting standards not changed, goodwill amortization for 2002 would have been approximately the same amount as in 2001. At implementation, Connecticut General does not expect the new standard to result in impairment losses or have any other significant effect on Connecticut General's consolidated financial statements.

Impairment of Long-Lived Assets. In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Under SFAS No. 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value when impaired. When Connecticut General determines that a long-lived asset originally designated to be sold within one year will not be sold in that time frame (such as certain foreclosed real estate), the asset must be written down to the lower of current fair value or fair value at acquisition adjusted to reflect depreciation since acquisition. SFAS No. 144 must be implemented by January 1, 2002. Connecticut General does not expect this statement to have a material effect on its consolidated financial statements.

C.   Financial Instruments


In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include investments (such as fixed maturities and equity securities) and off-balance-sheet instruments (such as investment and certain loan commitments and financial guarantees). These instruments may change in value due to interest rate and market fluctuations, and most also have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.


Most financial instruments that are subject to fair value disclosure requirements (such as fixed maturities and equity securities) are carried in the financial statements at amounts that approximate fair value. At the end of 2001 and 2000, the fair values of mortgage loans and contractholder deposit funds were not materially different from their carrying amounts. Fair values of off-balance-sheet financial instruments were not material.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality. Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D.    Investments

Connecticut General's accounting policies for investment assets are discussed below.

Fixed maturities and mortgage loans. Investments in fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value. Fixed maturities are considered impaired, and amortized cost is written down to fair value, when management expects a decline in value to persist.

Mortgage loans are carried at unpaid principal balances. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.


When an investment is current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income on fixed maturities and mortgage loans when they are delinquent or have been restructured as to terms (interest rate or maturity date). Net investment income on these investments is only recognized when interest payments are actually received.


Real estate. Investment real estate can be held to produce income or for sale.


Connecticut General carries real estate held to produce income at depreciated cost less any write-downs to fair value due to impairment. Connecticut General assesses real estate held to produce income for impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

Connecticut General acquires most real estate held for sale through foreclosure of mortgage loans. At the time of foreclosure, properties are valued at fair value less estimated costs to sell, and are reclassified from mortgage loans to real estate held for sale. After foreclosure, these investments are carried at the lower of fair value at foreclosure or current fair value, less estimated costs to sell, and are no longer depreciated. Valuation reserves reflect changes in fair value after foreclosure. Connecticut General rehabilitates, re-leases, and sells foreclosed properties held for sale. This process usually takes from two to four years unless management considers a near-term sale preferable.


Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third-party appraisals.

Equity securities and short-term investments. Connecticut General classifies equity securities and short-term investments as available for sale and carries them at fair value, which for short-term investments approximates cost. Equity securities include common and non-redeemable preferred stocks.

Policy loans. Policy loans are carried at unpaid principal balances.


Other long-term investments. Other long-term investments include assets in the separate accounts in excess of separate account liabilities (see Note 2(K)). These assets are carried at fair value.


Investment gains and losses. Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves, and are based on specifically identified assets. Connecticut General's net income does not include gains and losses on investment assets related to experience-rated pension policyholders' contracts and participating life insurance policies (policyholder share) because these amounts generally accrue to the policyholders.

Unrealized gains and losses on investments carried at fair value are included in accumulated other comprehensive income, net of policyholder share and deferred income taxes.

Derivative financial instruments. Note 6(G) discusses Connecticut General's accounting policies for derivative financial instruments.

E.       Cash and Cash Equivalents


Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.


F.       Reinsurance Recoverables

Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers. Allowances are established for amounts owed to Connecticut General under reinsurance contracts that management believes will not be received.

G.       Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Depending on the product line they relate to, Connecticut General records acquisition costs in different ways.


o Contractholder deposit funds and universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.

o Annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

o    Other products are expensed as incurred.


Management estimates the present value of future revenues less expected payments on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H.       Property and Equipment

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified solely to meet Connecticut General's internal needs, with no plan to market externally. Costs directly related to obtaining, developing or upgrading internal-use software are capitalized. Unamortized internal-use software costs were $328 million at December 31, 2001 and $138 million at December 31, 2000.

Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset. Accumulated depreciation and amortization was $718 million at December 31, 2001, and $599 million at December 31, 2000.

I.       Other Assets

Other assets consist primarily of various insurance-related assets.

J.       Goodwill and Other Intangibles

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts.

Connecticut General amortizes goodwill and other intangibles on a straight-line basis over periods ranging from eight to 40 years. Management revises amortization periods if it believes there has been a change in the length of time that an intangible will continue to have value. Accumulated amortization was $217 million at December 31, 2001, and $192 million at December 31, 2000.


For businesses that have recorded goodwill, management analyzes historical and estimated future income or undiscounted cash flows. If this analysis yields an amount that is lower than the amount recorded as goodwill, Connecticut General reduces goodwill and records an expense.


Beginning January 1, 2002, Connecticut General will cease goodwill amortization and will establish a new methodology for evaluating the recoverability of its goodwill. See Note 2(B).

K.       Separate Accounts

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives, including assets and liabilities of separate trust arrangements for the benefit of purchasers of certain investment products. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of Connecticut General's other businesses. These accounts are carried at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in Connecticut General's revenues and expenses, except for fees earned for asset management services that are reported in premiums and fees.

L.       Contractholder Deposit Funds

Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of unrealized appreciation or depreciation on investment assets and, for universal life fund balances, mortality charges.

M.       Unpaid Claims and Claim Expenses

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under health and dental coverages for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses.

N.       Future Policy Benefits


Future policy benefits are liabilities for estimated future obligations under traditional life and health policies and annuity products currently in force. These obligations are estimated using actuarial methods based on assumptions as to premiums, future investment yield, mortality, morbidity and withdrawals that allow for adverse deviation and, for specialty life reinsurance contracts that guarantee a minimum death benefit based on unfavorable changes in variable annuity account values, equity market returns and the volatility of the underlying equity and bond mutual fund investments.

Specifically, the estimates for individual life insurance and annuity future policy benefits are computed using interest rate assumptions that generally decline over the first 20 years and range from 2% to 10%. Mortality, morbidity and withdrawal assumptions are based on either Connecticut General's own experience or actuarial tables. Assumptions for equity market returns and the volatility of underlying equity and bond mutual fund investments are based on historical market experience adjusted to reflect both short-term and long-term future expectations.


O.       Unearned Premiums

Premiums for group life, accident, and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P.       Other Liabilities

Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that management can reasonably estimate. Other liabilities also include the loss position of certain derivatives. See Note 6(G).

Q.       Translation of Foreign Currencies


Connecticut General conducts its international business through foreign branches that maintain assets and liabilities in local currencies, which are generally their functional currencies. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. The translation gain or loss on functional currencies, net of applicable taxes, is generally reflected in accumulated other comprehensive income. Connecticut General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.


R.       Premiums and Fees, Revenues and Related Expenses

Premiums for group life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

Revenue for investment-related products is recognized as follows:

o Net investment income on assets supporting investment-related products is recognized as earned.

o Contract fees, which are based upon related administrative expenses, are assessed against the customer's fund balance ratably over the contract year.


Benefit expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.


Revenue for universal life products is recognized as follows:

o Net investment income on assets supporting universal life products is recognized as earned.

o    Fees for mortality are recognized ratably over the policy year.

o    Administration fees are recognized as services are provided.

o    Surrender charges are recognized as earned.


Benefit expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.


S.       Participating Business

Connecticut General's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 7% of Connecticut General's total life insurance in force at the end of 2001 and 1999, and 8% at the end of 2000.

T.       Income Taxes

Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes. Note 10 contains detailed information about Connecticut General's income taxes.


Note 3 - Dispositions

Connecticut General conducts regular strategic and financial reviews of its businesses to ensure that capital is used effectively. As a result of these reviews, Connecticut General may acquire or dispose of assets, subsidiaries or lines of business. Significant transactions are described below.

Sale of portions of U.S. life reinsurance business. As of June 1, 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for cash proceeds of approximately $170 million. The sale generated an after-tax gain of approximately $85 million, but recognition of that gain was deferred because the sale was structured as an indemnity reinsurance arrangement.


During 2001, the acquirer entered into agreements with most of the reinsured parties, relieving Connecticut General of any remaining obligations to those parties. As a result, Connecticut General accelerated the recognition of $69 million after-tax of the deferred gain in 2001. Excluding the accelerated gain recognition, Connecticut General also recognized $9 million after-tax of the deferred gain in Other Operations in 2001, compared with $7 million after-tax in 2000. The remaining deferred gain as of December 31, 2001, was approximately $3 million after-tax.


Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance business) into run-off and stopped underwriting new reinsurance business. During 2000, Connecticut General recorded after-tax charges for the run-off reinsurance business totaling $86 million as follows:

o A charge of $84 million to strengthen reserves, following a review of reserve assumptions for certain specialty life reinsurance contracts. These contracts guarantee certain minimum death benefits based on unfavorable changes in variable annuity account values. These values are derived from underlying equity and bond mutual fund investments; and

o    A charge of $2 million for restructuring costs (principally severance).


Sale of individual life insurance and annuity business. In 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $770 million, the majority of which was deferred and is recognized at the rate that earnings from the sold business would have been expected to emerge (primarily over 15 years on a declining basis). Connecticut General recognized $52 million of the deferred gain in 2001, $57 million in 2000 and $62 million in 1999. The remaining deferred gain as of December 31, 2001, was $331 million after-tax.

Note 4 - Events of September 11, 2001

As a result of claims arising from the events of September 11, 2001, Connecticut General recorded after-tax charges of $5 million in 2001. These changes, which are net of reinsurance, primarily related to life insurance claims.

Note 5 - Restructuring Program

In the fourth quarter of 2001, Connecticut General adopted a restructuring program primarily to consolidate existing health service centers into regional service centers. As a result, Connecticut General recognized in operating expenses a pre-tax charge of $40 million ($26 million after-tax). The pre-tax charge consisted of $20 million of severance costs ($13 million after-tax) and $20 million in real estate costs ($13 million after-tax) relating to vacating certain locations.

The severance charge reflected the expected reduction of approximately 1,250 employees. In the fourth quarter of 2001, approximately 180 employees were terminated under the program. As a result of the consolidation of health service centers, Connecticut General expects to hire approximately 430 employees, thereby resulting in a net reduction of approximately 820 employees under this program. The real estate charges consisted of approximately $15 million pre-tax related to vacating leased facilities, which are cash obligations pertaining to non-cancelable lease obligations and lease termination penalties. The charge also included approximately $5 million pre-tax of non-cash asset write-downs. As of December 31, 2001, Connecticut General paid $3 million related to severance and vacating leased facilities under this program.

Connecticut General expects this restructuring program to be substantially completed during 2002. The table below indicates Connecticut General's restructuring activity (pre-tax) for this program.

----------------------- ------------------- -- ------- -- --------
                            Severance
                        No. of                 Real       Total
(Dollars in millions)   Employees   Cost       Estate     Charge
----------------------- ---------- -------- -- ------- -- --------
Fourth quarter           1,250  $       20  $      20  $       40
2001 charge

Fourth quarter reductions:
  Employees               (180)         (2)                    (2)
  Lease costs                                      (1)         (1)
  Asset write-downs                                (5)         (5)
----------------------- ------- -- -------- -- ------- -- --------
Balance as of
December 31, 2001        1,070  $       18  $      14  $       32
----------------------- ------- -- -------- -- ------- -- --------


Note 6 - Investments


Connecticut General's investments, as recorded on the balance sheet, include policyholder share. Policyholder share includes the investment assets related to both experience-rated pension policyholder contracts and participating life insurance policies. See Note 8(B) for discussion on the investment gains and losses associated with policyholder share.

A.       Fixed Maturities

The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2001:

------------------------------------------------------------------
(In millions)                     Amortized Cost       Fair
                                      Value
------------------------------------------------------------------
------------------------------------------------------------------
Due in one year or less           $         750   $        758
Due after one year through five
 years                                    4,767          4,949
Due after five years through ten
 years                                    5,282          5,499
Due after ten years                       2,859          3,092
Mortgage- and other asset-backed
 securities                               5,042          5,053
------------------------------------------------------------------
------------------------------------------------------------------
Total                             $      18,700   $     19,351
------------------------------------------------------------------

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases Connecticut General may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities, including policyholder share, by type of issuer was as follows:

-------------------------------------------------------------------
                                  December 31, 2001
-------------------------------------------------------------------
-------------------------------------------------------------------
(In millions)      Amortized   Unrealized   Unrealized     Fair
                      Cost    Appreciation Depreciation   Value
-------------------------------------------------------------------
-------------------------------------------------------------------
Federal            $      610 $       168  $        -   $      778
 government and
 agency
State and local
 government               160           9            (1)       168
Foreign
 government               273          21           (11)       283
Corporate              12,615         662          (208)    13,069
Federal agency
 mortgage-backed          582          14            (3)       593
Other
 mortgage-backed        2,130          53           (50)     2,133
Other
 asset-backed           2,330          75           (78)     2,327
-------------------------------------------------------------------
-------------------------------------------------------------------

Total              $   18,700 $     1,002  $       (351)$   19,351

-------------------------------------------------------------------


------------------------------------------------------------------
                                 December 31, 2000
------------------------------------------------------------------
------------------------------------------------------------------
Federal            $      439 $      216  $          - $     655
 government and
 agency
State and local
 government               151          9            (1)      159
Foreign
 government               246         11            (4)      253
Corporate              11,228        428          (249)   11,407
Federal agency
 mortgage-backed          525         14             -       539
Other
 mortgage-backed        1,924         39           (24)    1,939
Other
 asset-backed           2,935         62          (110)    2,887
------------------------------------------------------------------
------------------------------------------------------------------
Total              $   17,448 $      779  $       (388)$  17,839
------------------------------------------------------------------

As of December 31, 2001 Connecticut General had commitments to purchase $56 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse the committed amounts in 2002.

B.       Mortgage Loans and Real Estate


Connecticut General's mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 70% of the property's value.

At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-----------------------------------------------------------------
(In millions)                           2001           2000
-----------------------------------------------------------------
-----------------------------------------------------------------
Mortgage loans                    $9,077         $ 8,998
                                   --------------  --------------
                                   --------------
Real estate:
   Held for sale                   230             232
   Held to produce income          182             276
                                   --------------  --------------
                                   --------------
Total real estate                  412             508
-----------------------------------------------------------------
-----------------------------------------------------------------
Total                             $9,489         $ 9,506
-----------------------------------------------------------------


At December 31, mortgage loans and real estate investments were distributed among the following property types and geographic regions:


------------------------------------------------------------------
(In millions)                          2001            2000
------------------------------------------------------------------
------------------------------------------------------------------
Property type
Retail facilities                 $     2,935     $     2,938
Office buildings                        3,944           4,024
Apartment buildings                     1,172           1,129
Industrial                                685             593
Hotels                                    519             572
Other                                     234             250
                                    --------------
------------------------------------------------------------------
Total                             $     9,489     $     9,506
------------------------------------------------------------------
----------------------------------  ------------------------------
Geographic region
Central                           $     2,639     $     2,878
Pacific                                 1,883           2,026
South Atlantic                          1,794           1,662
Middle Atlantic                         1,550           1,494
Mountain                                  789             630
Other                                     834             816
------------------------------------------------------------------
Total                             $     9,489     $     9,506
------------------------------------------------------------------

Mortgage loans. At December 31, 2001, scheduled mortgage loan maturities were as follows (in billions): $1.1 in 2002, $1.5 in 2003, $1.4 in 2004, $1.1 in 2005,
$1.1 in 2006, and $2.9 thereafter.

Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

As of December 31, 2001, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of $66 million, most of which were at a fixed market rate of interest. Connecticut General expects to disburse the committed amounts in 2002.

At December 31, impaired mortgage loans and valuation reserves were as follows:

------------------------------------------------------------------
(In millions)                           2001            2000
------------------------------------------------------------------
------------------------------------------------------------------
Impaired loans with no valuation  $        105    $         55
 reserves
Impaired loans with valuation
 reserves                                   94             169
                                    --------------  --------------
Total impaired loans                       199             224
Less valuation reserves                    (14)            (35)
------------------------------------------------------------------
------------------------------------------------------------------
Net impaired loans                $        185    $        189
------------------------------------------------------------------


During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:


------------------------------------------------------------------

(In millions)                            2001            2000

------------------------------------------------------------------
------------------------------------------------------------------
Reserve balance - January 1       $          35   $          11
Transfers to foreclosed real                                 (5)
estate                                      (20)
Charge-offs upon sales                       (5)             (1)
Net change in reserves                        4              30
------------------------------------------------------------------
------------------------------------------------------------------
Reserve balance - December 31     $          14   $          35
------------------------------------------------------------------


Impaired mortgage loans, before valuation reserves, averaged approximately $198 million in 2001, and $255 million in 2000. Interest income recorded (cash received) on impaired loans was approximately $6 million in 2001 and $17 million in 2000.


During 1999, Connecticut General refinanced approximately $96 million of its mortgage loans at then-current market rates for borrowers unable to obtain alternate financing. There were no such refinancings in 2001 or 2000.

Real estate. During 2001, non-cash investing activities included $102 million of real estate acquired through foreclosure of mortgage loans, compared to $73 million for 2000 and $13 million for 1999. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $89 million at the end of 2001, compared to $69 million at the end of 2000. Net investment income from real estate held for sale (excluding policyholder share) was $8 million for 2001, $4 million for 2000 and $6 million for 1999. Write downs upon foreclosure and changes in valuation reserves were $4 million after-tax (excluding policyholder share) for 2001 and 2000, and less than $1 million for 1999.


As of December 31, 2001, Connecticut General had commitments to purchase $49 million of real estate investments, diversified by property type and geographic region. Connecticut General expects to disburse approximately 76% of the committed amounts in 2002.

C.       Short-Term Investments and Cash Equivalents


Short-term investments and cash equivalents were primarily corporate securities of $666 million, other asset backed securities of $147 million and federal government bonds of $46 million at December 31, 2001. Connecticut General's short-term investments and cash equivalents at December 31, 2000 included $371 million in corporate securities, $149 million in money market funds and $49 million in federal government bonds.


D.       Net Unrealized Appreciation (Depreciation) on Investments

Unrealized appreciation (depreciation) on investments carried at fair value at December 31 was as follows:

----------------------------------------------------------------
(In millions)                            2001           2000
----------------------------------------------------------------
----------------------------------------------------------------
Unrealized appreciation:
 Fixed maturities                 $       1,002  $        779
 Equity securities                           26            18
                                    -------------
                                    ------------- --------------
                                          1,028           797
                                    ------------- --------------
                                    -------------
Unrealized depreciation:
 Fixed maturities                          (351)         (388)
 Equity securities                          (23)          (22)
                                    -------------
                                    ------------- --------------
                                           (374)         (410)
                                                  --------------
                                    -------------
                                            654           387
Less policyholder-related amounts           462           321
                                    ------------- --------------
                                    -------------
Shareholder net unrealized                  192            66
 appreciation

Less deferred income taxes                   81            34

                                    -------------
----------------------------------------------------------------
Net unrealized appreciation       $         111  $         32
----------------------------------------------------------------

E.       Non-Income Producing Investments

As of December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding twelve months were as follows:

------------------------------------------------------------------
(In millions)                          2001            2000
------------------------------------------------------------------
------------------------------------------------------------------
Fixed maturities                  $        40     $         8
Mortgage loans                              1               1
Real estate                               122             156
Other long-term investments                90              47
------------------------------------------------------------------
Total                             $       253     $       212
------------------------------------------------------------------

F.   Concentration of Risk

As of December 31, 2001 and 2000, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder's equity.

G.       Derivative Financial Instruments

Connecticut General's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, Connecticut General typically uses derivatives to minimize interest rate, foreign currency and equity price risks. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk. Connecticut General also writes reinsurance contracts to minimize customers' market risks and insurance contracts that credit income to policyholders based on the change in an equity index.

As of January 1, 2001, Connecticut General implemented SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." At implementation, SFAS No. 133 had an immaterial effect on Connecticut General's consolidated financial statements, increasing net income and accumulated other comprehensive income each by less than $1 million. SFAS No. 133 allows companies to use hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

Beginning on January 1, 2001, Connecticut General accounts for derivative instruments as follows:

o Derivatives are reported on the balance sheet at fair value with changes in fair values reported in net income or accumulated other comprehensive income.
o Changes in the fair value of derivatives that hedge market risk related to future cash flows - and that qualify for hedge accounting - are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
o A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, Connecticut General reflects hedge ineffectiveness in net income (generally as part of realized investment gains and losses).
o Features of certain investments and obligations are accounted for as derivatives, such as certain fixed maturities' investment returns that are based on the performance of commercial loan pools. As permitted under SFAS No. 133, derivative accounting has not been applied to such features of investments or obligations existing before January 1, 1999.

In 2001, Connecticut General recorded $12 million pre-tax in realized investment losses for embedded derivatives whose fair value is based on the performance of underlying commercial loan pools. The effects of other derivatives were not material to Connecticut General's consolidated results of operations, liquidity or financial condition for 2001, 2000 or 1999.



Notes to the Financial Statements
The table below presents information about the nature and accounting treatment of Connecticut General's primary derivative financial instruments. Derivatives in Connecticut General's separate accounts are not included because associated gains and losses generally accrue directly to policyholders.

------------------ ----------- ---------------------------------- ---------------------------------- -----------------------------

Instrument         Risk        Purpose                            Cash Flows                         Accounting Policy
                                                                                                 (Beginning January 1, 2001*)
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
Swaps          Interest    Connecticut  General  hedges  the  Connecticut General  periodically  Using     cash    flow     hedge
               rate and    interest   or  foreign   currency  exchanges   cash  flows   between  accounting,   fair   values  are
               foreign     cash  flows of  fixed  maturities  variable   and   fixed   interest  reported   in  other   long-term
               currency    to  match  associated              rates or between  two  currencies  investments or  other
               risk        liabilities.  Currency  swaps are  for both principal and interest.   liabilities and other
                           primarily  euros for  periods  of                                     comprehensive income.    Net
                           up to 20 years.                                                       interest  cash  flows    are
                                                                                                 reported in   net   investment
                                                                                                 income.
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
Forward        Interest   Connecticut General hedges          Connecticut General periodically   Fair values are reported in
Swaps          rate       fair value changes of fixed         exchanges the differnece between   other long-term investments
               risk       maturity and mortgage loan          variable and fixed rate asset      or other liabilities and in
                          investments primarily related to    cash flows, to begin at a          contractholder deposit fund
                          experience-rated pension            designated future date.            liabilities, with no effect
                          policyholder contracts.                                                on net income.
                           ---------------------------------- ---------------------------------- ---------------------------------
                           ---------------------------------- ---------------------------------- ---------------------------------
                          Connecticut General hedges fair     Connecticut General receives       Fair values of the forward
                          value changes of mortgage loan      (pays) cash in the amount of       swaps are reported in other
                          participations to be sold.          fair value changes when the        assets or liabilities, with
                                                              mortgage loan participation is     changes reported in other
                                                              sold.                              revenues or other operating
                                                                                                 expenses.
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
Futures        Interest   Connecticut General hedges fair     Connecticut General receives       Using cash flow hedge
               rate       value changes of fixed maturity     (pays) cash daily in the amount    accounting, fair value changes
               risk       and mortgage loan investments to    of the  change  in fair  value of  are reported in other
                          be purchased.                       the futures contract.              comprehensive income and
                                                                                                 amortized  into  net  investment
                                                                                                 income  over  the  life  of  the
                                                                                                 investments purchased.
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
Embedded       Interest    Connecticut General purchases      Connecticut  General receives       Fair values of the embedded
               rate and    fixed maturities with investment   cash based on the performance of    return features are reported in
               credit      return features that are based     underlying commercial loan pools.   fixed maturities, with changes
               risk        on the performance of underlying                                       reported in realized gains and
                           commercial loan pools.                                                 losses.
-------------- ----------- ---------------------------------- ---------------------------------- ---------------------------------
                           ---------------------------------- ---------------------------------- ---------------------------------
Written and   Primarily    Connecticut  General  writes       Connecticut  General receives      Fair  values  are reported  in
Purchased     equity       reinsurance  contracts  to         (pays) an  up-front fee and will   other liabilities and  other
Option        risk         guarantee  minimum  income         periodically  pay (receive)  cash  assets.  Changes  in fair  value
                           benefits resulting  from           resulting  from  the  unfavorable  are  reported in other  revenues unfavorable  changes in  variable  changes  in account  values  when  or other operating expenses.
                           annuity  account  values based on  account  holders elect to receive
                           underlying  mutual  funds.         minimum income payments.
                           Connecticut General purchases
                           reinsurance contracts to hedge
                           the market risks assumed. These
                           contracts are accounted for as
                           written and purchased options.
                          ---------------------------------- ---------------------------------- ---------------------------------
                          Connecticut General writes          Under written options,            Fair values of written options
                          certain universal life insurance    Connecticut General may be        are reported in contractholder
                          contracts that credit  income to    required to make payments         to deposit funds, with changes
                          policyholders based on the          policyholders at the end of the   reported in benefit expense.
                          change in an equity index.          contract, depending on the        Fair values of purchased
                          Connecticut General purchases       change in an equity index.        options are reported in other
                          options to hedge the effect of      Under purchased options,          assets or liabilities, with
                          income credited under these         Connecticut General pays an       changes reported in other
                          contracts.                          up-front fee to third parties,    revenues or other operating
                                                              and may receive cash at the end   expenses.
                                                              of the contract based on  the
                                                              change in this equity index.
------------------ ----------- ---------------------------------- ------------------------------ ---------------------------------

* Prior to January 1, 2001, accounting policies differed as follows: the fair value of swaps was reported with fixed maturities; changes in fair value of embedded swaps were included in other comprehensive income with the fair value of fixed maturities; changes in the fair value of futures were reported with fixed maturities and mortgage loan investments; and purchased options were reported in benefit expense at amortized cost adjusted for any change in equity indexes.

Note 7 - Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income (which exclude policyholder share) were as follows:

----------------------------------------------------------------
(In millions)                    Pre-Tax   Tax         After-Tax
                                           (Expense)
                                            Benefit
----------------------------------------------------------------
  2001
----------------------------------------------------------------
  Net unrealized
   appreciation,
securities:
  Unrealized depreciation on
   securities held             $   (96)  $     33    $    (63)
 Losses realized on securities     224        (78)        146
  Reclassification to
establish
   separate caption for
derivatives                         (6)         2          (4)
                               ---------------------------------
  Net unrealized appreciation, $   122   $    (43)   $     79
securities
                               ---------------------------------

  Net unrealized
   appreciation, derivatives:
  Reclassification to
establish
   separate caption for
derivatives                     $    6   $     (2)   $      4
  Unrealized appreciation on
   derivatives held                  8         (3)          5
 ------------------------------- --------------------------------
  Net unrealized appreciation,  $   14   $     (5)   $      9
   Derivatives
----------------------------------------------------------------
  Net translation of foreign
 Currencies                     $  (11) $      4    $     (7)
----------------------------------------------------------------
  2000
----------------------------------------------------------------
  Net unrealized                $   87   $    (30)   $     57
   appreciation, securities:
  Unrealized appreciation on
 securities held
  Losses realized on
securities                          31        (11)         20
                               ---------------------------------
  Net unrealized appreciation, $   118  $     (41)   $     77
   securities
----------------------------------------------------------------
  Net translation of foreign
   currencies                        2         (1)   $      1
----------------------------------------------------------------
  1999
                               ---------------------------------
 Net unrealized                $  (406) $     142    $   (264)
   depreciation, securities:
  Unrealized depreciation on
   securities held
Losses realized on securities        1          -           1
----------------------------------------------------------------
  Net unrealized depreciation,
   securities                  $  (405)  $    142    $   (263)
----------------------------------------------------------------
  Net translation of foreign
   currencies                  $    (2)  $      1    $     (1)
----------------------------------------------------------------

Note 8 - Investment Income and Gains and Losses


A.       Net Investment Income

The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------

(In millions)                     2001       2000      1999

---------------------------------------------------------------
---------------------------------------------------------------

Fixed maturities             $    1,429  $   1,391  $   1,336
Equity securities                     1          4          2
Mortgage loans                      713        714        754
Policy loans                        208        200        257
Real estate                          90        108        148
Other long-term investments          36         37         22
Short-term investments and

 cash                                43         40         39
                               ---------- ---------- ----------
                               ---------- ---------- ----------
                                  2,520      2,494      2,558

Less investment expenses             79         99        137

---------------------------------------------------------------
---------------------------------------------------------------

Net investment income         $   2,441  $   2,395  $   2,421

---------------------------------------------------------------


Net investment income attributable to policyholder contracts (which is included in Connecticut General's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.5 billion for 2001 and $1.4 billion for 2000 and 1999. Net investment income for separate accounts (which is not reflected in Connecticut General's revenues) was $1.0 billion for 2001, $2.0 billion for 2000 and $1.7 billion for 1999.

Fixed maturities and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:


---------------------------------------------------------------
(In millions)                        2001            2000
---------------------------------------------------------------
---------------------------------------------------------------

Restructured                   $        249    $        159
Delinquent                               61              49

---------------------------------------------------------------
---------------------------------------------------------------
Total non-accrual investments  $        310    $        208
---------------------------------------------------------------


For 2001 and 2000, net investment income was $18 million and $8 million lower, respectively, than it would have been if interest on non-accrual investments had been recognized in accordance with the original terms of these investments.

In 1999, net investment income was $9 million higher than it would have been under the original terms of these investments, because Connecticut General collected unrecognized interest income due in an earlier year.


B.       Realized Investment Gains and Losses
         ------------------------------------

Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:


-----------------------------------------------------------------
(In millions)                     2001       2000       1999
-----------------------------------------------------------------
-----------------------------------------------------------------
Fixed maturities               $    (214) $     (34) $      (3)
Equity securities                    (10)         3          2
Mortgage loans                        (1)        (5)        (1)
Real estate                          (11)        22          5
Other                                 11          3          4
                                 ---------  ---------  ----------
                                 ---------  ---------  ----------
                                    (225)       (11)         7

Less income tax benefits             (79)        (4)        (1)

-----------------------------------------------------------------
-----------------------------------------------------------------
Net realized investment gains  $    (146) $      (7) $       8
 (losses)
-----------------------------------------------------------------


Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $185 million in 2001, $32 million in 2000 and $9 million in 1999.

Realized investment gains and losses that are not reflected in Connecticut General's revenues for the year ended December 31 were as follows:


----------------------------------------------------------------
(In millions)                     2001       2000       1999
----------------------------------------------------------------
----------------------------------------------------------------
Separate accounts              $    (810) $   1,788  $   2,253
Policyholder contracts         $    (104) $     (60) $      31
----------------------------------------------------------------

Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------
(In millions)                      2001       2000       1999
-----------------------------------------------------------------
-----------------------------------------------------------------
Proceeds from sales            $  1,798   $  2,137   $   2,360
Gross gains on sales           $     60   $     63   $      65
Gross losses on sales          $  (130)   $   (51)   $     (26)
-----------------------------------------------------------------

Note 9 - Shareholder's Equity and Dividend Restrictions


The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.


Connecticut General's statutory net income for the year ended, and surplus as of, December 31 were as follows:

-----------------------------------------------------------------
(In millions)                     2001       2000       1999
-----------------------------------------------------------------
-----------------------------------------------------------------
Net income                     $     358  $     643  $     759
Surplus                        $   2,157  $   2,011  $   1,934
-----------------------------------------------------------------


Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) it may extend to its shareholder without prior approval of regulatory authorities. The maximum dividend distribution that Connecticut General may make during 2002 without prior approval is $579 million. The amount of net assets that could not be distributed without prior approval as of December 31, 2001 was approximately $3.4 billion.


Connecticut General's capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2001 and 2000 (par value $5).


Note 10 - Income Taxes


Management believes that Connecticut General's taxable income in future years will be sufficient to realize Connecticut General's net deferred tax assets of $663 million as of December 31, 2001, and $1.1 billion as of December 31, 2000. This determination is based on Connecticut General's earnings history and future expectations.


Through 1983, a portion of Connecticut General's statutory income was not subject to current income taxation, but was accumulated in a designated policyholders' surplus account. Additions to the account were no longer permitted beginning in 1984. Connecticut General's existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service. In management's opinion, adequate tax liabilities have been established for all years.


Deferred income tax assets and liabilities as of December 31 were as follows:

(In millions)                           2001            2000
------------------------------------------------------------------
------------------------------------------------------------------
Deferred tax assets
Investments, net                  $    291      $      323
Employee and retiree benefit
 plans                                 234             214
Deferred gains on sales of

 businesses                            180             251
Policy acquisition expenses            133             121
Other insurance and
 contractholder liabilities             66             232
Other                                   17              10
                                --------------  --------------

Total deferred tax assets              921           1,151
                                --------------  --------------
Deferred tax liabilities
Depreciation and amortization          177              63
Unrealized appreciation on
 investments                            81              34
                                --------------  --------------
Total deferred tax liabilities         258              97
------------------------------------------------------------------
Net deferred income tax assets   $     663       $   1,054
------------------------------------------------------------------

Current income taxes receivable were $94 million as of December 31, 2001. As of December 31, 2000, current income taxes payable were $31 million.

The components of income taxes for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                       2001       2000        1999
------------------------------------------------------------------
Current taxes (benefits)
U.S. income                      $     11   $     478  $     258
Foreign income                          1           2          6
State income                           (5)          4          4
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
                                        7         484        268
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
Deferred taxes (benefits)
U. S. income                          339        (164)        90
                                  ----------  ---------  ---------
                                      339        (164)        90
------------------------------------------------------------------
------------------------------------------------------------------
Total income taxes               $    346   $     320  $     358
------------------------------------------------------------------

Total income taxes for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

------------------------------------------------------------------
(In millions)                       2001       2000       1999
------------------------------------------------------------------
Tax expense at nominal rate      $    369   $    351   $   371
Dividends received deduction         (13)       (13)        (9)
Amortization of goodwill                5          5         5
Tax-exempt interest income            (4)        (4)        (4)
State income tax (net of
 federal income tax benefit)          (2)          2         3
Resolved federal tax audit
 issues                                 -       (17)         -
Other                                 (9)        (4)        (8)
------------------------------------------------------------------
------------------------------------------------------------------
Total income taxes               $    346   $    320   $   358
------------------------------------------------------------------


Note 11 - Pension and Other Postretirement Benefit Plans


A.       Pension and Other Postretirement Benefit Plans

Connecticut General provides pension, health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans which are sponsored by CIGNA.

Pension benefits are provided through a plan covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. The allocated pension cost for Connecticut General was $7 million in 2001 and $19 million in 1999. A pension credit of $5 million was allocated to Connecticut General in 2000. Connecticut General held assets for these plans totaling approximately $1.6 billion at December 31, 2001, and $1.8 billion at December 31, 2000.

Expense for postretirement benefits other than pensions allocated to Connecticut General totaled $8 million for 2001 and 2000, and $6 million for 1999. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $361 million as of December 31, 2001, and $369 million as of December 31, 2000.

B.       401(k) Plans


CIGNA sponsors several 401(k) plans in which CIGNA matches a portion of employees' pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.


CIGNA may elect to increase its matching contributions if CIGNA's annual performance meets certain targets. A substantial amount of CIGNA's matching contributions are invested in CIGNA common stock. Connecticut General's allocated expense for these plans was $28 million for 2001, $23 million for 2000 and $20 million for 1999.


Note 12 - Reinsurance

In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk to confirm that Connecticut General and its reinsurers are not unduly exposed to risk in the same geographic regions or industries.


Individual Life and Annuity Reinsurance. Connecticut General had a reinsurance recoverable of $5.6 billion at December 31, 2001, and $5.9 billion at December 31, 2000, from Lincoln National Corporation that arose from the 1998 sale of Connecticut General's individual life insurance and annuity business to Lincoln through an indemnity reinsurance arrangement. See Note 3 for information about this sale.


Unicover. The run-off reinsurance operations include an approximate 35% share in the primary layer of a workers' compensation reinsurance pool, which was formerly managed by Unicover Managers, Inc. The pool had obtained reinsurance for a significant portion of its exposure to claims, but disputes have arisen regarding this reinsurance (also known as retrocessional) coverage. The retrocessionaires have commenced arbitration in the United States against Unicover and the pool members, seeking rescission or damages.


The arbitration is scheduled for 2002. The outcome is uncertain. If the arbitration results are unfavorable, Connecticut General could incur losses material to its consolidated results of operations. However, management does not expect the arbitration results to have a material adverse effect on Connecticut General's liquidity or financial condition.

Other Reinsurance. Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a material effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

Effects of Reinsurance. In Connecticut General's consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:


------------------------------------------------------------------
(In millions)                    2001       2000       1999
------------------------------------------------------------------
------------------------------------------------------------------

Premiums and fees Short duration contracts:

 Direct                          $5,355     $ 4,801    $ 4,248
 Assumed                          729         707        651
 Ceded                            (153)       (127)      (105)
                                 -----------  ---------  ---------
                                  5,931       5,381      4,794
                                 -----------  ---------  ---------
Long-duration contracts:
 Direct                           1,518       1,643      1,750
 Assumed                          504         698        635
 Ceded:
    Individual life insurance and
          annuity business sold   (386)       (461)      (462)
    Other                         (98)        (189)      (144)
                                  ----------  ---------  ---------
                                  1,538       1,691      1,779
------------------------------------------------------------------

Total                            $7,469     $ 7,072    $ 6,573

------------------------------------------------------------------
------------------------------------------------------------------
Reinsurance recoveries
Individual life insurance and
 annuity business sold           $269       $ 308      $ 362
Other                             262         222        194
------------------------------------------------------------------
------------------------------------------------------------------
Total                            $531       $ 530      $ 556
------------------------------------------------------------------


The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

Note 13 - Leases and Rentals


Rental expenses for operating leases, principally for office space, amounted to $56 million in 2001, $45 million in 2000 and $42 million 1999.

As of December 31, 2001, future net minimum rental payments under non-cancelable operating leases were approximately $250 million, payable as follows (in millions): $56 in 2002, $43 in 2003, $39 in 2004, $29 in 2005, $24 in 2006 and
$59 thereafter.


Note 14 - Segment Information

Operating segments generally reflect groups of related products. Connecticut General measures the financial results of its segments using operating income (net income excluding after-tax realized investment results). Connecticut General's operations are not materially dependent on one or a few customers, brokers or agents.


Connecticut General presents segment information as follows:


Employee Health Care, Life and Disability Benefits which combines Connecticut General's Health Care and Group Insurance segments, offers a range of indemnity group health and managed care products and services through guaranteed cost, experience-rated and alternative funding arrangements such as administrative services only and minimum premium plans. This segment also offers group life and disability coverages.


Employee Retirement Benefits and Investment Services provides investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.


Other Operations consist of:


o the deferred gains recognized from both the 1998 sale of the individual life insurance and annuity business and the 2000 sale of certain reinsurance operations;

o corporate life insurance on which policy loans are outstanding (leveraged corporate life insurance);

o reinsurance operations (consisting of the sold reinsurance operations prior to the date of sale and the run-off reinsurance business);

o    settlement annuity business; and

o the amount received from the resolution of federal tax audits, as discussed in Note 10.


Connecticut General measures the financial results of its segments using operating income (which is defined as net income excluding after-tax realized investment results). Connecticut General determines operating income for each segment consistent with the accounting policies for the consolidated financial statements. Connecticut General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

Segment reporting changes. Beginning January 1, 2000, Connecticut General combined the operations of a new business initiative (the results of which had been previously reported in Other Operations) with a business that is reported in the Employee Health Care, Life and Disability Benefits segment. Results for the year ended December 31, 1999, have been reclassified to conform to this presentation.


Summarized segment financial information for the year ended and as of December 31 was as follows:

------------------------------------------------------------------
(In millions)                       2001       2000       1999
------------------------------------------------------------------
------------------------------------------------------------------
Employee Health Care, Life and
 Disability Benefits
Premiums and fees and other
 revenues                        $    6,987 $    6,280 $    5,769
Net investment income                   280        283        267
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------

Segment revenues                 $    7,267 $    6,563 $    6,036
Income taxes                     $      251 $      220 $      171
Operating income                 $      454 $      394 $      308
Assets under management:

 Invested assets                 $    3,570 $    3,464 $    3,341
 Separate account assets              1,840      1,943      2,038
                                  ----------  ---------  ---------
Total                            $    5,410 $    5,407 $    5,379
------------------------------------------------------------------
Employee Retirement Benefits
 and Investment Services
Premiums and fees and other
 revenues                        $      310 $      334 $      251
Net investment income                 1,667      1,609      1,596
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------

Segment revenues                 $    1,977 $    1,943 $    1,847
Income taxes                     $       89 $      102 $      124
Operating income                 $      213 $      248 $      258
Assets under management:

 Invested assets                 $   22,756 $   21,458 $   20,183
 Separate account assets             31,579     32,033     32,996
                                  ----------  ---------  ---------
Total                            $   54,335 $   53,491 $   53,179
------------------------------------------------------------------
Other Operations
Premiums and fees and other
 revenues                        $      637 $      568 $      664
Net investment income                   494        503        558
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------

Segment revenues                 $    1,131 $    1,071 $    1,222
Income taxes                     $       85 $        2 $       64
Operating income                 $      187 $       48 $      128
Assets under management:

 Invested assets                 $    6,552 $    6,415 $    6,401
 Separate account assets              1,798      1,831      2,887
                                  ----------  ---------  ---------
Total                            $    8,350 $    8,246 $    9,288
------------------------------------------------------------------

-----------------------------------------------------------------
(In millions)                          2001       2000       1999
-----------------------------------------------------------------
                                  ----------  ---------  ---------
Realized Investment Gains
 (Losses)
Realized investment gains
 (losses)                        $    (225) $      (11)$        7
Income tax benefits                    (79)         (4)        (1)
                                  ----------  ---------  ---------
Realized investment gains        $    (146) $       (7)$        8
 (losses), net of taxes
------------------------------------------------------------------
                                  -------------------------------
Total
Premiums and fees and other
 revenues                        $   7,934  $    7,182 $    6,684
Net investment income                2,441       2,395      2,421
Realized investment gains
 (losses)                             (225)        (11)         7
                                  ----------  ---------  --------
                                  ----------  ---------  --------

Total revenues                   $  10,150  $    9,566 $    9,112
Income taxes                     $     346  $      320 $      358
Operating income                 $     854  $      690 $      694
Realized investment gains

 (losses), net of taxes               (146)         (7)         8
                                  ----------  ---------  --------
Net income                       $     708  $      683 $      702
-----------------------------------------------------------------
Assets under management
Invested assets                  $  32,878  $   31,337 $   29,925
Separate account assets           35,217      35,807       37,921
                                  ----------  ---------  --------
Total                            $  68,095  $   67,144 $   67,846
-----------------------------------------------------------------

Premiums and fees and other revenues by product type were as follows for the year ended December 31:

-----------------------------------------------------------------
(In millions)                    2001       2000             1999
-----------------------------------------------------------------
Medical and Dental Indemnity     $  5,360   $   4,793  $    4,388
Group Life                            998       1,118       1,282
Other                               1,576       1,271       1,014
-----------------------------------------------------------------
-----------------------------------------------------------------
Total                            $  7,934   $   7,182  $    6,684
-----------------------------------------------------------------

Connecticut General's foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets for the years ended and as of December 31, 2001 2000 and 1999 were not material.

Note 15 - Related Party Transactions

Connecticut General has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.7 billion at December 31, 2001 and $1.4 billion at December 31, 2000. Beginning in 2000, Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $166 million at December 31, 2001 and $200 million at December 31, 2000.

Effective January 1, 1999, Connecticut General entered into a contract to assume certain accident and health business from CLICNY. Connecticut General assumed premiums of $700 million in 2001, $602 million in 2000 and $439 million in 1999, and held reserves of $42 million at December 31, 2001, and $30 million at December 31, 2000.

Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $679 million at December 31, 2001, and $747 million at December 31, 2000. In 1999, as part of this reinsurance arrangement, LINA paid an experience refund of $33 million on an after-tax basis to Connecticut General related to the period 1992-1994.

Connecticut General has an arrangement with International Rehabilitation Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. Connecticut General paid $83 million in 2001, $94 million in 2000 and $70 million in 1999 for these services.

Connecticut General, along with other CIGNA subsidiaries, has entered into arrangements with CIGNA Investments Inc. and TimeSquare Capital Management Inc., for investment advisory services. Fees paid by Connecticut General totaled $58 million in 2001, $50 million in 2000, and $30 million in 1999.

Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to use managed care provider networks and other administrative services for group health benefit plans insured or administered by Connecticut General. Fees paid by Connecticut General totaled $917 million in 2001, $886 million in 2000 and $772 million in 1999.


Connecticut General had lines of credit available from affiliates totaling $600 million at December 31, 2001 and 2000. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was less than $1 million in 2001, 2000 and 1999. There were no borrowings outstanding under such lines at the end of 2001 and 2000.


Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2001 and 2000. All loans are payable upon demand with interest rates equivalent to CIGNA's short-term borrowing rate. There were no borrowings outstanding under such lines at the end of 2001 and 2000.


Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $900 million at December 31, 2001, and $600 million at December 31, 2000.

CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.


Note 16 - Contingencies


A.       Financial Guarantees

Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. Connecticut General records separate account liabilities equal to separate account assets. In certain cases, Connecticut General guarantees a minimum level of benefits for retirement and insurance contracts written in separate accounts. Connecticut General establishes an additional liability if management believes that Connecticut General will be required to make a payment under these guarantees, which include the following:

o Connecticut General guarantees that separate account assets will be sufficient to pay certain retiree or life benefits. The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed 102% to 130% of benefit obligations. If employers do not maintain these levels of separate account assets, Connecticut General has the right to redirect the management of the related assets to provide for benefit payments. Benefit obligations under these arrangements were $2.4 billion as of December 31, 2001 and 2000. There were no additional liabilities required as of December 31, 2001 or 2000 for these guarantees.
o Under arrangements with certain retirement plan sponsors, Connecticut General guarantees that plan participants will receive the value of their accounts if they withdraw their balances. These guarantees could require payment by Connecticut General in the event that a significant number of plan participants withdraw their accounts when the market value of the related assets is less than the plan participant account values at the time of withdrawal. Participant account values under these arrangements were $1.8 billion as of December 31, 2001, and $1.9 billion as of December 31, 2000. There were no additional liabilities required as of December 31, 2001 or 2000 for these guarantees.
o Connecticut General guarantees a minimum level of earnings (based on investment, mortality and retirement experience) for a group annuity contract. If the actual investment return is less than the minimum guaranteed level, Connecticut General is required to fund the difference. The guaranteed benefit obligation was $334 million as of December 31, 2001, and $343 million as of December 31, 2000. Connecticut General had additional liabilities of $14 million and $13 million for this guarantee as of December 31, 2001 and 2000, respectively.

Connecticut General does not expect that these guarantees will have a material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.


The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.


As of December 31, 2001, Connecticut General guaranteed $42 million of industrial revenue bond issues, which will mature in 2007. At December 31, 2000, Connecticut General guaranteed $85 million of industrial revenue bonds that had maturities ranging from six to fifteen years. If the issuers default, Connecticut General will be required to make periodic payments based on the original terms of the bonds. Unlike many debt obligations, an event of default under these bonds will not cause the scheduled principal payments to be due immediately.

B.   Regulatory and Industry Developments

Connecticut General's businesses are subject to a changing social, economic, legal, legislative and regulatory environment. Some current issues that may affect Connecticut General's businesses include:


initiatives to increase health care regulation;
efforts to expand tort liability of health plans;

o    class action lawsuits targeting health care companies including CIGNA;

o initiatives to restrict insurance pricing and the application of underwriting standards; and

o    efforts to revise federal tax laws.


Health care regulation. Federal and state legislatures, administrative agencies and courts continue efforts to increase regulation of the health care industry and change its operational practices. Regulatory and operational changes could have an adverse effect on Connecticut General's health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs without improving the quality of care. Debate at the federal level over "managed care reform" and "patients' bill of rights" legislation is expected to continue.


In 2001, the U.S. Senate and House of Representatives passed different versions of "patients' bill of rights" legislation. Congress will attempt to reconcile the two bills in a conference committee. Although both bills provide for independent review of decisions regarding medical care, the bills differ on the circumstances under which lawsuits may be brought against managed care organizations and the scope of their liability.


Final privacy regulations under the Health Insurance Portability and Accountability Act of 1996 became effective in April 2001. The regulations cover all aspects of the health care delivery system, and address the use and disclosure of individually identifiable health care information. Compliance with the privacy regulations is required by April 2003. Connecticut General expects to undertake significant systems enhancements, training and administrative efforts to satisfy these requirements.


Other possible regulatory changes that could have an adverse effect on Connecticut General's health care operations include:


o additional mandated benefits or services that increase costs without improving the quality of care; o narrowing of the Employee Retirement Income Security Act of 1974 (ERISA) preemption of state laws;

o changes in ERISA regulations resulting in increased administrative burdens and costs;

o    additional restrictions on the use of prescription drug formularies;

o additional privacy legislation and regulation that interferes with the proper use of medical informationfor research, coordination of medical care and disease management;

o additional rules establishing the time periods for payment of health care provider claims that vary from state to state; and

legislation that would exempt independent physicians from antitrust laws.

The health care industry is under increasing scrutiny by various state and federal government agencies and may be subject to government efforts to bring criminal actions in circumstances that would previously have given rise only to civil or administrative proceedings.

Tax benefits for corporate life insurance. In 1996, Congress passed legislation implementing a three-year phase-out period for tax deductibility of policy loan interest for most leveraged corporate life insurance products. As a result, management expects revenues and operating income associated with these products to decline. In 2001, revenues of $287 million and operating income of $33 million were from products affected by this legislation.

Statutory accounting principles. In 1998, the NAIC adopted standardized statutory accounting principles. The state of Connecticut, in which Connecticut General is domiciled, has adopted these principles effective as of January 1, 2001. The implementation of these principles did not materially impact the ability of Connecticut General to make dividend payments (or other distributions) to CIGNA or to meet obligations under insurance policies.

Insolvency funds. Many states maintain funds to pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through reduced premium taxes.

Connecticut General recorded pre-tax charges for continuing operations of $2 million for 2001 and 2000, and $8 million for 1999 (before giving effect to future premium tax recoveries) for insolvency fund and other insurance-related assessments that can be reasonably estimated.


C.       Litigation and Other Legal Matters


Connecticut General and/or its affiliates and several health care industry competitors are defendants in proposed federal and state class action lawsuits. The federal lawsuits allege violations under the Racketeer Influenced and Corrupt Organizations Act and ERISA. A class has been certified in an Illinois state court lawsuit against Connecticut General in which health care providers allege breach of contract and seek increased reimbursements. In addition, Connecticut General is routinely involved in numerous lawsuits arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs.

The outcome of litigation and other legal matters is always uncertain. With the possible exception of certain reinsurance arbitration proceedings (discussed in Note 12), Connecticut General does not believe that any legal proceedings currently threatened or pending will result in losses that would be material to its consolidated results of operations, liquidity or financial condition.

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

All required financial statements for Connecticut General Life Insurance Company and Connecticut General Variable Annuity Separate Account are included in Part B of this Registration Statement.

(b) Exhibits

(1) Resolution of Board of Directors Authorizing Establishment of Registrant.1/

(2) Not Applicable.

(3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. (now Lincoln Financial Distributors, Inc.) as principal underwriter, and selling dealers. 1/

(4) (a) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 305 and AR 306), Joint Annuitant Rider (From Number B10321) and CRT Rider (Form B10322). 2/

    (b) Enhanced Death Benefit Endorsement Form No. AN400DB

    (c) Spousal Continuation Endorsement Form No. AN400SE

    (d) Waiver of Charges Endorsement Form No. AN400TI

(5) Form of Application which may be used in connection with the Contract shown as Exhibit (4)(a). 1/

(6) (a) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended. 3/

    (b) By-Laws of Connecticut General Life Insurance Company. 3/

(7) Not Applicable.

(8) Participation Agreement with AIM.4/

(9) Opinion and Consent of Mark A. Parsons, Esq. 5/

(10) (a) Consent of PricewaterhouseCoopers LLP. 7/

     (b) Consent of Deloitte & Touche LLP. 7/

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(15) (a) Powers of Attorney for Harold W. Albert. 6/

     (b) Powers of Attorney for John Cannon, III; Marc L. Preminger, Carol M. Olsen. 5/

     (c) Powers of Attorney for Michael J. Stephan, William M. Pastore, Richard H.Forde, Patricia A. Rowland, W. Allen Schaffer, M.D., James Yablecki. 6/

1/ Previously filed Registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 23, 1997 (File No. 33-48137).

2/ Incorporated herein by reference to the Post-Effective Amendment No. 2 on Form N-4 of CG Variable Annuity Separate Account II filed with the SEC on June 20, 1995 (File No. 33-83020).

3/ Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement for CG Variable Life Insurance Separate Account II filed with the SEC via EDGARLINK on April 28, 1999 (File No. 33-89239).

4/ Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 1999 (File No. 033-48137).

5/ Incorporated herein by reference to Post-Effective Amendment No. 12 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on May 12, 2000 (File No. 033-48137).

6/ Incorporated herein by reference to Post-Effective Amendment No. 13 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2001 (File No. 033-48137).

7/ Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each of the directors and officers of Lincoln Financial Distributors, Inc. Connecticut General Life Insurance Company (the "Company") is the Company's Home Office, 900 Cottage
Grove Road, Bloomfield, Connecticut 06002.

DIRECTORS AND OFFICERS OF DEPOSITOR


NAME                              POSITION AND OFFICERS WITH DEPOSITOR

William M. Pastore                Director, President and Chairman of the Board
                                  (Principal Executive Officer)
Harold W. Albert                  Director
John Cannon III                   Director, Senior Vice President and Chief
                                  Counsel
Heyward R. Donigan                Director and Senior Vice President
Richard H. Forde                  Director and Senior Vice President
Carol M. Olsen                    Director and Senior Vice President
Marc L. Preminger                 Director, Senior Vice President and Chief
                                  Financial Officer
Patricia L. Rowland               Director and Senior Vice President
W. Allen Schaffer, M.D.           Director and Senior Vice President
Farhan Sharaff                    Director and Senior Vice President
Jean H. Walker                    Director, Senior Vice President and Actuary
Michael J. Stephan                Vice President (Principal Accounting Officer)
James Yablecki                    Assistant Vice President and Actuary
                                  (Principal Financial Officer)
Susan L. Cooper                   Corporate Secretary
Terrence G. Dillon                Secretary
David M. Porcello                 Vice President and Treasurer




ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation February 28, 2002.

ITEM 27.  NUMBER OF PURCHASERS

As of January 31, 2002 there were 9,372 non-qualified and 3,107 qualified owners of Contracts covered by this Registration Statement.

ITEM 28.  INDEMNIFICATION

The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II under the Securities Act of 1933 (File No. 33-83020) filed February 26, 1997.

ITEM 29.  PRINCIPAL UNDERWRITER

The Registrant's principal underwriter is Lincoln Financial Distributors, Inc. ("LFD"), formerly known as Sagemark Consulting, Inc. LFD also acts as principal underwriter of certain other variable annuity contracts and variable life policies issued by the Company, and by CIGNA Life Insurance Company. LFD's mailing address is 350 Church Street, Hartford, Connecticut 06103.

The investment companies for which LFD acts as a principal underwriter are:

             CG Variable Annuity Separate Account CG Variable Annuity Separate Account II CG Variable Life Insurance Separate Account I CG Variable Life Insurance Separate Account II CIGNA Variable Annuity Separate Account I

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER


NAME                               POSITIONS AND OFFICES
                                   WITH UNDERWRITER

Westley V. Thompson                Director, President and Chief Executive
                                   Officer
David M. Kittredge                 Director, Senior Vice President and Chief
                                   Operating Officer

Stephen Long                       Senior Vice President
Karen R. Matheson                  Director, Senior Vice President, Chief
                                   Financial Officer and Chief Administrative
                                   Officer
Charlie Schuhmann                  Senior Vice President
Margaret Skinner                   Senior Vice President
Phillip Cramer                     Vice President
Frederick J. Crawford              Vice President and Treasurer
Kim Miner                          Vice President
Therese Obringer                   Vice President and Chief Compliance Officer
Cynthia A. Rose                    Secretary
Robert K. Gongwor                  Second Vice President and Assistant
                                   Secretary
Rhonda A. Anderson                 Assistant Secretary
Deborah S. Bauermeister            Assistant Secretary
Renee L. Beeks                     Assistant Secretary
Yvonne J. Bennett-Biggs            Assistant Secretary
Diane L. Buinowski                 Assistant Secretary
Donna J. Cooper                    Assistant Secretary
Beverly A. Delaney                 Assistant Secretary
Andrew DeLorate                    Assistant Secretary
Pamela K. Gooding                  Assistant Secretary
Torrey Harber                      Assistant Secretary
Richard H. Helschman               Assistant Secretary
Trina Mills                        Assistant Secretary
Robert A. Picarello                Assistant Secretary
James N. Westafer                  Assistant Secretary
Cheryl C. Whitaker                 Assistant Secretary
Susan J. Zartman                   Assistant Secretary
James E. Cruickeshank              Assistant Treasurer
Eldon J. Summers                   Assistant Treasurer
David Nold                         Financial Officer

COMPENSATION OF LFD:

None


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, Allstate Life Insurance Company and Allstate Life Insurance Company of New York, at its processing center in Palatine, Illinois, and by prior administrator, The Lincoln National Life Insurance Company at its processing center.



ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

    (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

    (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

    (c) Registrant undertakes to deliver promptly, upon written or oral request made to Connecticut General Life Insurance Company at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

FEES AND CHARGES REPRESENTATION

The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(b) REPRESENTATION

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended registration statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 29th day of April, 2002.







                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)


               BY:   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                  (DEPOSITOR)


                                   BY: /s/ JEFFREY S. WINER

                                   Jeffrey S. Winer
                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to this Registration Statement (File No. 033-48137) has been signed below on April 29, 2002 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

*/WILLIAM M. PASTORE                         Director, President and Chairman of the Board
William M. Pastore                           (Principal Executive Officer)

*/MICHAEL J. STEPHAN                         Vice President
Michael J. Stephan                           (Principal Accounting Officer)

*/JAMES YABLECKI                             Assistant Vice President and
Actuary James Yablecki                       (Principal Financial Officer)

*/MARC L. PREMINGER                          Director,Senior Vice President and
Marc L. Preminger                            Chief Financial Officer

*/JOHN CANNON, III                           Director,Senior Vice President and
John Cannon, III                             Chief Counsel

*/HEYWARD R. DONIGAN**                       Director and Senior Vice President
Heyward R. Donigan

*/RICHARD H. FORDE                           Director and Senior Vice President
Richard H. Forde

*/CAROL M. OLSEN                             Director and Senior Vice President
Carol M. Olsen

*/PATRICIA L. ROWLAND                        Director and Senior Vice President
Patricia L. Rowland

*/W. ALLEN SCHAFFER, M.D.                    Director and Senior Vice President
W. Allen Schaffer, M.D.

*/FARHAN SHARAFF**                           Director and Senior Vice President
Farhan Sharaff

*/JEAN H. WALKER**                           Director, Senior Vice President and Actuary
Jean H. Walker

*/HAROLD W. ALBERT                           Director
Harold W. Albert

/S/JEFFREY S. WINER                          Vice President
Jeffrey S. Winer


*By Jeffrey S. Winer pursuant to Powers of Attorney previously filed. **By Jeffrey S. Winer pursuant to Powers of Attorney filed herewith.




                                 EXHIBIT INDEX

(10)(a) Consent of PricewaterhouseCoopers LLP

(10)(b) Independent Auditors' Consent